$1,025,617,000

Approximate(1)(4)

GSAMP 2005-WMC2

GS Mortgage Securities Corp., Depositor

Mortgage Pass-Through Certificates

Overview of the Offered Certificates

Certificates	Approximate Principal Balance(1) (4)	Expected Credit Support	Initial Pass-Through Rate(5)	Estimated Avg. Life (yrs)(2)	Principal Payment Window(2)(3)	S&P/ Moody’s Ratings
A-1A	$264,720,000	24.10%	LIBOR + [ ]%	2.50	12/05 - 05/13	AAA / Aaa
A-1B	$66,180,000	24.10%	LIBOR + [ ]%	2.50	12/05 - 05/13	AAA / Aaa
A-2A	$260,535,000	24.10%	LIBOR + [ ]%	1.00	12/05 - 09/07	AAA / Aaa
A-2B	$189,721,000	24.10%	LIBOR + [ ]%	3.00	09/07 - 05/11	AAA / Aaa
A-2C	$66,359,000	24.10%	LIBOR + [ ]%	6.99	05/11 - 05/13	AAA / Aaa
M-1	$79,839,000	16.95%	LIBOR + [ ]%	5.13	04/09 - 05/13	AA+ / Aa2
M-2	$26,240,000	14.60%	LIBOR + [ ]%	5.08	03/09 - 05/13	AA / Aa3
M-3	$37,407,000	11.25%	LIBOR + [ ]%	5.06	02/09 - 05/13	AA- / A2
M-4	$16,750,000	9.75%	LIBOR + [ ]%	5.05	01/09 - 05/13	A+ / A3
M-5	$17,866,000	8.15%	LIBOR + [ ]%	5.04	01/09 - 0 5/13	A / Baa1
Total	$1,025,617,000

Non-Offered Certificates

M-6	$13,399,000	6.95%	LIBOR + [ ]%	N/A	N/A	N/A
B-1	$12,841,000	5.80%	LIBOR + [ ]%	N/A	N/A	N/A
B-2	$12,283,000	4.70%	LIBOR + [ ]%	N/A	N/A	N/A

(1)	The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month at 10% CPR.
(2)	Assuming payment based on the pricing speeds outlined in “Key Terms – Pricing Prepayment Assumption” and to a 10% Clean-up Call on all Certificates.
(3)	The last scheduled distribution date for the Certificates is the Distribution Date in November 2035.
(4)	The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(5)	See the “Structure of the LIBOR Certificates” section of this Term Sheet for more information on the pass-through rates of the Offered Certificates.

Selected Mortgage Pool Data(6)

	Group I		Group II		Aggregate
	Adjustable Rate	Fixed Rate	Adjustable Rate	Fixed Rate
Average Scheduled Principal Balance:	$353,908,898	$86,146,734	$556,532,125	$130,434,859	$1,127,022,616
Weighted Average Gross Coupon:	6.758%	8.356%	6.763%	8.807%	7.120%
Weighted Average Net Coupon(7):	6.248%	7.846%	6.253%	8.297%	6.610%
Weighted Average Current FICO Score:	639	648	637	654	641
Weighted Average Original LTV Ratio(8):	79.80%	50.68%	81.07%	41.61%	73.78%
Weighted Average Combined Original LTV Ratio(8):	79.80%	87.10%	81.07%	91.49%	82.34%
Weighted Average Std. Remaining Term (months):	359	270	359	241	338
Weighted Average Seasoning (months):	1	1	1	1	1
Weighted Average Months to Roll(9):	25	N/A	25	N/A	25
Weighted Average Gross Margin(9):	6.25%	N/A	6.40%	N/A	6.34%
Weighted Average Initial Rate Cap(9):	3.00%	N/A	3.00%	N/A	3.00%
Weighted Average Periodic Rate Cap(9):	1.00%	N/A	1.00%	N/A	1.00%
Weighted Average Gross Max. Lifetime Rate(9):	13.26%	N/A	13.26%	N/A	13.26%

(6)	All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(7)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less Servicing Fee Rate and Trustee Fee Rate.
(8)	Calculated using Original LTV with respect to first lien loans and Combined Original LTV with respect to second lien loans.
(9)	Represents the weighted average of the adjustable rate mortgage loans in the related loan group or loan groups.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

•

The mortgage loans in the transaction consist of sub-prime fixed and adjustable rate, first and second lien residential mortgage loans (the “Mortgage Loans”) originated or acquired by WMC Mortgage Corp. (“WMC”).

•	Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 4.70%, and excess spread.
•	The Mortgage Loans will be serviced by Litton Loan Servicing LP (“Litton”).
•

None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as “high cost” loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

•	The transaction will be modeled on INTEX as “GSA05WM2” and on Bloomberg as “GSAMP 05-WMC2.”
•

This transaction will contain three one-month LIBOR interest rate corridor agreements (the "Class A-1 Interest Rate Corridor", the “Class A-2 Interest Rate Corridor” and the “Subordinate Interest Rate Corridor”). The Class A-1 Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts pro rata by principal balance to the Class A-1 Certificates. The Class A-2 Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts pro rata by principal balance to the Class A-2 Certificates. The Subordinate Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts pro rata by principal balance to the Class M and Class B Certificates. (See Appendix A for interest rate corridor details.)

•	The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table

Expected Closing Date:	November 23, 2005.
Cut-off Date:	November 1, 2005.
Statistical Calculation Date:	October 1, 2005.
Expected Pricing Date:	On or before October 21, 2005.
First Distribution Date:	December 27, 2005.

Key Terms

Offered Certificates:	Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates.
Non-Offered Certificates:	Class M-6, Class B-1 and Class B-2 Certificates.
LIBOR Certificates:	Offered and Non-Offered Certificates.
Class A-1 Certificates	Class A-1A and Class A-1B Certificates.
Class A-2 Certificates	Class A-2A, Class A-2B and Class A-2C Certificates.
Class A Certificates	Class A-1 and Class A-2 Certificates.
Class M Certificates:	Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates.
Class B Certificates:	Class B-1 and Class B-2 Certificates.
Depositor:	GS Mortgage Securities Corp.
Lead Manager:	Goldman, Sachs & Co.
Servicer:	Litton Loan Servicing LP.
Trustee:	Deutsche Bank National Trust Company.
Servicing Fee Rate:	50 bps.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trustee Fee Rate:	No more than 1 bp.
Expense Fee Rate:	The Servicing Fee Rate and the Trustee Fee Rate.
Distribution Date:	25th day of the month or the following business day.
Record Date:	For any Distribution Date, the last business day of the Interest Accrual Period.
Delay Days:	0 day delay on all Certificates.
Prepayment Period:	The calendar month prior to the Distribution Date.
Due Period:

The period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:	Actual/360 basis.
Interest Accrual Period:	The prior Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.
Pricing Prepayment Assumption:

Adjustable rate mortgage loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 28% CPR in month 12 (an approximate 2.091% increase per month), and remaining at 28% CPR thereafter.

Fixed rate mortgage loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.

Mortgage Loans:	The trust will consist of sub-prime, fixed and adjustable rate, first and second lien residential mortgage loans.
Group I Mortgage Loans:

Approximately $440,055,631 of Mortgage Loans with original principal balances as of the Statistical Calculation Date that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.

Group II Mortgage Loans:

Approximately $686,966,984 of Mortgage Loans with original principal balances as of the Statistical Calculation Date that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set Fannie Mae or Freddie Mac.

Excess Spread:

The initial weighted average net coupon of the mortgage pool will be greater than the interest payments on the Offered Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month at 10% CPR:

	Initial Gross WAC(1):	7.1196%
	Less Expense Fee Rate(2):	0.5100%
	Net WAC(1):	6.6096%
	Less Initial LIBOR Certificate Coupon (Approx.)(3):	4.3132%
	Initial Excess Spread(1):	2.2964%

(1) This amount will vary on each Distribution Date based on changes to the weighted average of the interest rates on the Mortgage Loans as well as any changes in day count.
Includes the Servicing Fee Rate and Trustee Fee Rate.
(3) Assumes 1-month LIBOR equal to 4.18188%, initial marketing spreads and a 30-day month. This amount will vary on each Distribution Date based on changes to the weighted average of the pass-through rates on the LIBOR Certificates as well as any changes in day count.

Servicer Advancing:	Yes as to principal and interest, subject to recoverability.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Compensating Interest:

The Servicer will pay compensating interest up to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution Date resulting from principal prepayments on the Mortgage Loans during the related Prepayment Period and (B) one-half of the aggregate Servicing Fee received by the Servicer for that Distribution Date.

Interest Rate Corridor Provider

Goldman Sachs Capital Markets, L.P. The short-term unsecured debt obligations of the guarantor of the Corridor Provider, The Goldman Sachs Group, Inc., are rated ”P-1” by Moody’s Investors Service, Inc., ”A-1” by Standard & Poor’s Ratings Services and ”F1+” by Fitch Ratings. The long-term unsecured debt obligations of the guarantor are rated ”Aa3” by Moody’s, ”A+” by S&P and ”AA-” by Fitch.

Optional Clean-up Call:	The transaction has a 10% optional clean-up call.
Rating Agencies:	Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and Moody’s Investors Service, Inc. will rate all of the Offered Certificates.
Minimum Denomination:	$25,000 with regard to each of the Offered Certificates.
Legal Investment:	The Certificates will not be SMMEA eligible.
ERISA Eligible:	Underwriter’s exemption is expected to apply to all Offered Certificates. However, prospective purchasers should consult their own counsel.
Tax Treatment:

All Offered Certificates represent REMIC regular interests and, to a limited extent, interests in certain notional principal contract payments including basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.

Prospectus:

The Offered Certificates will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of “Principal Distributions on the LIBOR Certificates”. Prior to the Step-down Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Step-down Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap or applicable loan group cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate attributable to the WAC Cap or applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap or applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 4.70% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 9.40% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate of the class certificate balances of the Class A Certificates have been reduced to zero and (B) the later to occur of:

(x)	the Distribution Date occurring in December 2008; and

(y)	the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 48.20%.

Class	Initial Credit Enhancement Percentage(1)	Step-Down Date Percentage
A	24.10%	48.20%
M-1	16.95%	33.90%
M-2	14.60%	29.20%
M-3	11.25%	22.50%
M-4	9.75%	19.50%
M-5	8.15%	16.30%
M-6	6.95%	13.90%
B-1	5.80%	11.60%
B-2	4.70%	9.40%

(1)	Includes overcollateralization percentage.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 33.00% of the prior period’s senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) or (ii) during such period, aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the “Cumulative Realized Loss Percentage”) exceeds the amounts set forth below:

Distribution Dates	Cumulative Realized Loss Percentage
December 2007 – November 2008	1.40% for the first month, plus an additional 1/12th of 1.70% for each month thereafter
December 2008 – November 2009	3.10% for the first month, plus an additional 1/12th of 1.75% for each month thereafter
December 2009 – November 2010	4.85% for the first month, plus an additional 1/12th of 1.40% for each month thereafter
December 2010 – November 2011	6.25% for the first month, plus an additional 1/12th of 0.75% for each month thereafter
December 2011 and thereafter	7.00%

Group I Sequential Trigger. A Group I Sequential Trigger Event is in effect on any Distribution Date before the 25th Distribution Date, if the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date exceeds 1.40%, or, on or after the 25th Distribution Date, if a Trigger Event is in effect.

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1A Pass-Through Rate. The Class A-1A Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I WAC Cap and (iii) the WAC Cap.

Class A-1B Pass-Through Rate. The Class A-1B Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable, (ii) the Loan Group I WAC Cap and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, the supplemental interest amount for each class will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of Certificates at such Certificates’ applicable pass-through rate (without regard to the related WAC Cap or applicable loan group cap) over interest due on such class of Certificates at a rate equal to their capped pass-through rate, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such Certificates’ applicable pass-through rate (without regard to the related WAC Cap or applicable loan group cap).

Accrued Certificate Interest. For any Distribution Date and each class of LIBOR Certificates, equals the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or the Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by any prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing fees and the trustee fees.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Class A Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Class A Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Group I Principal Distribution Allocation. Any principal distributions allocated to the Class A-1 Certificates are required to be distributed pro rata among the Class A-1A and Class A-1B Certificates, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class A-1 Certificates will be allocated first to the Class A-1A Certificates, until their class certificate balance has been reduced to zero, and then to the Class A-1B Certificates, until their class certificate balance has been reduced to zero.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1A and Class A-1B Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class A-2A, Class A-2B and Class A-2C Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance Amount. On any Distribution Date, the sum of

(i)

all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

(ii)	the principal portion of all partial and full prepayments received during the related prepayment period,

(iii)	the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

(iv)

the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

(v)	the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

(vi)	the principal portion of the termination price if the Optional Clean-up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of (i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fees and trustee fees) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 51.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 66.10% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 70.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 77.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 80.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 88.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (I) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 90.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Distributions on the LIBOR Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i)	concurrently,

(a)

from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1A and Class A-1B Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts; and

(b)

from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B and Class A-2C Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(ii)	from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iii)	from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the LIBOR Certificates.

On each Distribution Date (A) prior to the Step-down Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)	concurrently,
(a)

to the Class A-1 Certificates, the Group I Principal Distribution Amount, allocated between the Class A-1A and Class A-1B Certificates in accordance with the Group I Principal Distribution Allocation described above until the class certificate balances thereof have been reduced to zero; and

(b)

to the Class A-2 Certificates, the Group II Principal Distribution Amount, allocated sequentially, to the Class A-2A, Class A-2B and Class A-2C Certificates, in each case until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (i)(a) and (i)(b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-1A and Class A-1B certificates as one class and the Class A-2A, Class A-2B and Class A-2C certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to subsection (i) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (i)(a) or (i)(b) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii)	to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and
(iii)	to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

On each Distribution Date (A) on or after the Step-down Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)	concurrently,
(a)

to the Class A-1 Certificates, the Group I Principal Distribution Amount, allocated between the Class A-1A and Class A-1B Certificates in accordance with the Group I Principal Distribution Allocation described above until the class certificate balances thereof have been reduced to zero; and

(b)

to the Class A-2 Certificates, the Group II Principal Distribution Amount, allocated sequentially, to the Class A-2A, Class A-2B and Class A-2C Certificates, in each case, until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-1A and Class A-1B Certificates as one class and the Class A-2A, Class A-2B and Class A-2C Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii)

to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii)

to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv)

to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v)

to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi)

to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii)

to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii)

to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero, and

(ix)

to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-1 Certificates being allocated between the Class A-1A and Class A-1B Certificates in accordance with the Class A-1 Principal Distribution Allocation described above and the principal allocated to the Class A-2 Certificates, being al located pro rata between the Class A-2A, Class A-2B and Class A-2C Certificates.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

(i)	sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest shortfall amount,

(ii)	sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest shortfall amount,

(iii)

to the Class A Certificates, Basis Risk Carry Forward Amount to the Class A Certificates (in each case to the extent not covered by payments from the related Interest Rate Corridor) pro rata by their respective class certificate balance, and

(iv)

sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 Certificates any Basis Risk Carry Forward Amount (in each case to the extent not covered by payments from the related Interest Rate Corridor) for such classes.

Interest Rate Corridor Payments. For any Distribution Date, payments from the Class A-1, Class A-2 and Subordinate Interest Rate Corridors shall be paid concurrently as follows:

(a)	from any available Class A-1 Interest Rate Corridor payments, pro rata by class certificate balance, to the Class A-1 Certificates, up to their respective remaining Basis Risk Carry Forward Amounts,
(b)

from any available Class A-2 Interest Rate Corridor payments, pro rata by class certificate balance, in each case, to the Class A-2 Certificates, up to their respective remaining Basis Risk Carry Forward Amounts, and

(c)

from any available Subordinate Interest Rate Corridor payments, pro rata by class certificate balance, in each case, to the Class M and Class B Certificates, up to their respective remaining Basis Risk Carry Forward Amounts.

Allocation of Realized Losses. All realized losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-2 Certificates, fourth to the Class B-1 Certificates, fifth to the Class M-6 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-4 Certificates, eighth to the Class M-3 Certificates, ninth to the Class M-2 Certificates and tenth to the Class M-1 Certificates. An allocation of any realized losses to a class of certificates on any Distribution Date will be made by reducing its class certificate balance, after taking into account all distributions made on such Distribution Date. Realized losses will not be allocated to Class A Certificates until the last scheduled Distribution Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)

Product	No Penalty	1-12 Months	13-24 Months	25-36 Months	37-48 Months	49-60 Months	Total
2 YR ARM	$135,832,308	$6,943,673	$143,707,726	$1,506,693	$0	$0	$287,990,401
2 YR ARM BLN	81,345,088	12,847,145	251,785,753	3,186,654	0	0	349,164,640
2 YR ARM IO	37,455,924	7,127,220	141,853,846	280,000	0	0	186,716,991
3 YR ARM	8,496,470	877,189	562,517	7,966,098	0	0	17,902,274
3 YR ARM BLN	5,874,308	441,203	2,337,191	4,395,902	0	0	13,048,604
3 YR ARM IO	5,311,224	384,000	3,198,650	6,031,045	0	0	14,924,919
5 YR ARM	3,566,589	575,573	767,412	5,869,887	0	0	10,779,461
5 YR ARM BLN	3,115,474	0	2,505,507	7,378,678	0	0	12,999,659
5 YR ARM IO	4,734,665	1,114,500	2,430,950	8,201,530	0	0	16,481,645
6 MO ARM	0	0	432,430	0	0	0	432,430
FIXED	27,540,038	5,573,984	8,310,021	36,749,510	0	67,939	78,241,492
FIXED 15/30 BLN	51,003,952	3,865,746	61,183,972	2,246,554	0	0	118,300,225
FIXED 30/40 BLN	7,444,619	395,762	3,380,494	8,819,002	0	0	20,039,876
Total	$371,720,660	$40,145,994	$622,456,471	$92,631,553	$0	$67,939	$1,127,022,616

Product	No Penalty	1-12 Months	13-24 Months	25-36 Months	37-48 Months	49-60 Months
2 YR ARM	12.05%	0.62%	12.75%	0.13%	0.00%	0.00%
2 YR ARM BLN	7.22	1.14	22.34	0.28	0.00	0.00
2 YR ARM IO	3.32	0.63	12.59	0.02	0.00	0.00
3 YR ARM	0.75	0.08	0.05	0.71	0.00	0.00
3 YR ARM BLN	0.52	0.04	0.21	0.39	0.00	0.00
3 YR ARM IO	0.47	0.03	0.28	0.54	0.00	0.00
5 YR ARM	0.32	0.05	0.07	0.52	0.00	0.00
5 YR ARM BLN	0.28	0.00	0.22	0.65	0.00	0.00
5 YR ARM IO	0.42	0.10	0.22	0.73	0.00	0.00
6 MO ARM	0.00	0.00	0.04	0.00	0.00	0.00
FIXED	2.44	0.49	0.74	3.26	0.00	0.01
FIXED 15/30 BLN	4.53	0.34	5.43	0.20	0.00	0.00
FIXED 30/40 BLN	0.66	0.04	0.30	0.78	0.00	0.00
Total	32.98%	3.56%	55.23%	8.22%	0.00%	0.01%

(1)    All percentages calculated herein are percentages of scheduled principal balance of all of the Mortgage Loans as of the Statistical Calculation Date unless otherwise noted.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Offered Subordinate Certificates

The assumptions for the breakeven CDR table below are as follows:

•	The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
•	1-month and 6-month Forward LIBOR curves as of October 13, 2005 are used
•	40% loss severity
•	There is a 6 month lag in recoveries
•	Priced to call with collateral losses calculated through the life of the applicable bond
•	Certificates are priced at par
•	Assumes bonds pay on 25th of month

		First Dollar of Loss	LIBOR Flat	0% Return
Class M-1	CDR (%)	29.31	29.56	32.15
	Yield (%)	5.2013	4.7328	0.0065
	WAL	3.84	3.84	3.60
	Modified Duration	3.451	3.457	3.380
	Principal Window	Sep09 - Sep09	Sep09 - Sep09	Jul09 - Jul09
	Principal Writedown	22,598.67 (0.03%)	1,584,451.14 (1.98%)	14,990,307.94 (18.78%)
	Total Collat Loss	224,011,915.90 (20.06%)	225,400,268.83 (20.19%)	236,246,158.03 (21.16%)
Class M-2	CDR (%)	24.77	24.86	25.59
	Yield (%)	5.2493	4.7287	0.0482
	WAL	4.17	4.17	4.13
	Modified Duration	3.717	3.720	3.782
	Principal Window	Jan10 - Jan10	Jan10 - Jan10	Jan10 - Jan10
	Principal Writedown	1,616.84 (0.01%)	627,790.71 (2.39%)	5,662,628.67 (21.58%)
	Total Collat Loss	202,959,180.57 (18.18%)	203,510,731.70 (18.23%)	207,942,012.75 (18.62%)
Class M-3	CDR (%)	19.26	19.41	20.46
	Yield (%)	5.3877	4.7638	0.0249
	WAL	4.67	4.67	4.47
	Modified Duration	4.090	4.098	4.092
	Principal Window	Jul10 - Jul10	Jul10 - Jul10	Jun10 - Jun10
	Principal Writedown	43,815.48 (0.12%)	1,251,064.22 (3.34%)	9,026,610.01 (24.13%)
	Total Collat Loss	173,312,049.06 (15.52%)	174,362,364.50 (15.62%)	180,649,739.14 (16.18%)
Class M-4	CDR (%)	17.08	17.15	17.63
	Yield (%)	5.4151	4.7668	0.0645
	WAL	4.92	4.92	4.75
	Modified Duration	4.277	4.280	4.276
	Principal Window	Oct10 - Oct10	Oct10 - Oct10	Sep10 - Sep10
	Principal Writedown	50,225.90 (0.30%)	646,438.51 (3.86%)	4,322,689.32 (25.81%)
	Total Collat Loss	160,151,384.61 (14.34%)	160,671,906.94 (14.39%)	163,392,917.09 (14.63%)
Class M-5	CDR (%)	14.94	15.11	15.55
	Yield (%)	5.9238	4.6875	0.0322
	WAL	5.17	5.08	4.93
	Modified Duration	4.405	4.355	4.400
	Principal Window	Jan11 - Jan11	Dec10 - Dec10	Dec10 - Dec10
	Principal Writedown	35,340.64 (0.20%)	1,280,333.76 (7.17%)	5,234,889.66 (29.30%)
	Total Collat Loss	145,957,182.39 (13.07%)	146,596,165.01 (13.13%)	150,037,063.43 (13.44%)

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates – To Maturity

The assumptions for the sensitivity table below are as follows:

•	The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
•	1-month and 6-month LIBOR remain static
•	10% Clean Up Call is not exercised

		50 PPA	75 PPA	100 PPA	125 PPA	150 PPA	175 PPA
Class A-1A	WAL	5.21	3.59	2.68	2.02	1.37	1.18
	First Prin Pay	1	1	1	1	1	1
	Last Prin Pay	335	251	191	154	36	31
Class A-1B	WAL	5.21	3.59	2.68	2.02	1.37	1.18
	First Prin Pay	1	1	1	1	1	1
	Last Prin Pay	335	251	191	154	36	31
Class A-2A	WAL	1.77	1.26	1.00	0.84	0.73	0.65
	First Prin Pay	1	1	1	1	1	1
	Last Prin Pay	42	29	22	18	15	13
Class A-2B	WAL	6.15	4.13	3.00	2.14	1.78	1.52
	First Prin Pay	42	29	22	18	15	13
	Last Prin Pay	134	90	66	35	29	24
Class A-2C	WAL	16.33	11.38	8.48	6.36	2.72	2.28
	First Prin Pay	134	90	66	35	29	24
	Last Prin Pay	340	255	191	155	125	31
Class M-1	WAL	10.79	7.38	5.66	5.12	6.33	5.23
	First Prin Pay	59	40	41	46	55	45
	Last Prin Pay	310	222	172	135	125	103
Class M-2	WAL	10.76	7.35	5.59	4.82	4.75	3.95
	First Prin Pay	59	40	40	44	50	41
	Last Prin Pay	292	206	160	125	100	83
Class M-3	WAL	10.73	7.33	5.55	4.71	4.44	3.69
	First Prin Pay	59	40	39	42	45	38
	Last Prin Pay	284	199	154	120	97	80
Class M-4	WAL	10.69	7.29	5.51	4.62	4.25	3.53
	First Prin Pay	59	40	38	41	43	36
	Last Prin Pay	269	187	145	113	91	75
Class M-5	WAL	10.65	7.27	5.48	4.57	4.15	3.45
	First Prin Pay	59	40	38	40	42	35
	Last Prin Pay	261	180	140	109	88	72

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates – To Call

The assumptions for the sensitivity table below are as follows:

•	The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
•	1-month and 6-month LIBOR remain static
•	10% Clean Up Call is exercised on the first possible date

		50 PPA	75 PPA	100 PPA	125 PPA	150 PPA	175 PPA
Class A-1A	WAL	4.91	3.35	2.50	1.87	1.37	1.18
	First Prin Pay	1	1	1	1	1	1
	Last Prin Pay	178	121	90	70	36	31
Class A-1B	WAL	4.91	3.35	2.50	1.87	1.37	1.18
	First Prin Pay	1	1	1	1	1	1
	Last Prin Pay	178	121	90	70	36	31
Class A-2A	WAL	1.77	1.26	1.00	0.84	0.73	0.65
	First Prin Pay	1	1	1	1	1	1
	Last Prin Pay	42	29	22	18	15	13
Class A-2B	WAL	6.15	4.13	3.00	2.14	1.78	1.52
	First Prin Pay	42	29	22	18	15	13
	Last Prin Pay	134	90	66	35	29	24
Class A-2C	WAL	13.95	9.43	6.99	5.18	2.71	2.28
	First Prin Pay	134	90	66	35	29	24
	Last Prin Pay	178	121	90	70	57	31
Class M-1	WAL	9.95	6.70	5.13	4.71	4.75	3.92
	First Prin Pay	59	40	41	46	55	45
	Last Prin Pay	178	121	90	70	57	47
Class M-2	WAL	9.95	6.70	5.08	4.42	4.44	3.68
	First Prin Pay	59	40	40	44	50	41
	Last Prin Pay	178	121	90	70	57	47
Class M-3	WAL	9.95	6.70	5.06	4.33	4.14	3.44
	First Prin Pay	59	40	39	42	45	38
	Last Prin Pay	178	121	90	70	57	47
Class M-4	WAL	9.95	6.70	5.05	4.26	3.97	3.30
	First Prin Pay	59	40	38	41	43	36
	Last Prin Pay	178	121	90	70	57	47
Class M-5	WAL	9.95	6.70	5.04	4.23	3.88	3.23
	First Prin Pay	59	40	38	40	42	35
	Last Prin Pay	178	121	90	70	57	47

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i)  One and Six-month LIBOR increase in accordance with the LIBOR Forward Curves as of the close on October 13, 2005, (ii) daycount convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.

Period	Distribution Date	Excess Spread (%)	Period	Distribution Date	Excess Spread (%)	Period	Distribution Date	Excess Spread (%)
1	Dec-05	2.0145	49	Dec-09	5.1244	97	Dec-13	4.8373
2	Jan-06	2.0085	50	Jan-10	4.9316	98	Jan-14	4.6380
3	Feb-06	1.8948	51	Feb-10	4.9491	99	Feb-14	4.6429
4	Mar-06	2.3055	52	Mar-10	5.4322	100	Mar-14	5.1806
5	Apr-06	1.7750	53	Apr-10	4.9560	101	Apr-14	4.6529
6	May-06	1.9056	54	May-10	5.1136	102	May-14	4.8269
7	Jun-06	1.7291	55	Jun-10	4.9445	103	Jun-14	4.6389
8	Jul-06	1.8650	56	Jul-10	5.1023	104	Jul-14	4.8144
9	Aug-06	1.6976	57	Aug-10	4.9336	105	Aug-14	4.6253
10	Sep-06	1.6910	58	Sep-10	4.9404	106	Sep-14	4.6191
11	Oct-06	1.8362	59	Oct-10	5.2284	107	Oct-14	4.8175
12	Nov-06	1.6776	60	Nov-10	5.0592	108	Nov-14	4.6287
13	Dec-06	1.8408	61	Dec-10	5.2172	109	Dec-14	4.8040
14	Jan-07	1.6706	62	Jan-11	5.0249	110	Jan-15	4.6036
15	Feb-07	1.6989	63	Feb-11	5.0427	111	Feb-15	4.6092
16	Mar-07	2.1710	64	Mar-11	5.5350	112	Mar-15	5.1524
17	Apr-07	1.7118	65	Apr-11	5.0677	113	Apr-15	4.6182
18	May-07	1.8711	66	May-11	5.2264	114	May-15	4.8069
19	Jun-07	1.7190	67	Jun-11	5.0544	115	Jun-15	4.6409
20	Jul-07	1.8754	68	Jul-11	5.2141	116	Jul-15	4.8396
21	Aug-07	1.7232	69	Aug-11	5.0430	117	Aug-15	4.6764
22	Sep-07	1.7307	70	Sep-11	5.0402	118	Sep-15	4.6957
23	Oct-07	4.0064	71	Oct-11	5.2356	119	Oct-15	4.9229
24	Nov-07	3.8470	72	Nov-11	5.0646	120	Nov-15	4.7622
25	Dec-07	4.0051	73	Dec-11	5.2242
26	Jan-08	3.8322	74	Jan-12	5.0304
27	Feb-08	3.8433	75	Feb-12	5.0473
28	Mar-08	4.1635	76	Mar-12	5.3756
29	Apr-08	4.5513	77	Apr-12	5.0584
30	May-08	4.7094	78	May-12	5.2184
31	Jun-08	4.5507	79	Jun-12	5.0448
32	Jul-08	4.7110	80	Jul-12	5.2043
33	Aug-08	4.5529	81	Aug-12	5.0284
34	Sep-08	4.5609	82	Sep-12	5.0220
35	Oct-08	5.1460	83	Oct-12	5.2123
36	Nov-08	4.9934	84	Nov-12	5.0362
37	Dec-08	5.1517	85	Dec-12	5.1960
38	Jan-09	4.8817	86	Jan-13	5.0086
39	Feb-09	4.9055	87	Feb-13	5.0133
40	Mar-09	5.3903	88	Mar-13	5.5121
41	Apr-09	4.9612	89	Apr-13	5.0250
42	May-09	5.1208	90	May-13	5.1855
43	Jun-09	4.9552	91	Jun-13	4.6726
44	Jul-09	5.1127	92	Jul-13	4.8463
45	Aug-09	4.9468	93	Aug-13	4.6588
46	Sep-09	4.9420	94	Sep-13	4.6530
47	Oct-09	5.1382	95	Oct-13	4.8516
48	Nov-09	4.9702	96	Nov-13	4.6644

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Available Funds Cap(1)(2) . The information in the following table has been prepared in accordance with the following assumptions (i)  one and six-month LIBOR remain constant at 20.00%, (iii) daycount convention of actual/360 is applied, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

Period	Distribution Date	Class A-1 (%)	Class A-2 (%)	Class M and Class B (%)	Period	Distribution Date	Class A-1 (%)	Class A-2 (%)	Class M and Class B (%)
1	Dec-05	10.5000	10.5000	10.5000	49	Dec-09	19.2341	19.2857	11.4458
2	Jan-06	10.5000	10.5000	10.5000	50	Jan-10	18.6106	18.6608	11.0741
3	Feb-06	10.5000	10.5000	10.5000	51	Feb-10	18.6076	18.6580	11.0715
4	Mar-06	10.5000	10.5000	10.5000	52	Mar-10	20.5996	20.6562	12.2566
5	Apr-06	10.5000	10.5000	10.5000	53	Apr-10	18.6483	18.6921	11.1025
6	May-06	10.5000	10.5000	10.5000	54	May-10	19.2678	19.3151	11.4718
7	Jun-06	10.5000	10.5000	10.5000	55	Jun-10	18.6432	18.6892	11.0991
8	Jul-06	10.5000	10.5000	10.5000	56	Jul-10	19.2616	19.3093	11.4664
9	Aug-06	10.5000	10.5000	10.5000	57	Aug-10	18.6372	18.6836	11.0939
10	Sep-06	10.5000	10.5000	10.5000	58	Sep-10	18.6477	18.6965	11.1042
11	Oct-06	10.5000	10.5000	10.5000	59	Oct-10	19.4280	19.4910	11.6011
12	Nov-06	10.5000	10.5000	10.5000	60	Nov-10	18.7989	18.8612	11.2252
13	Dec-06	10.5000	10.5000	10.5000	61	Dec-10	19.4223	19.4870	11.5964
14	Jan-07	10.5000	10.5000	10.5000	62	Jan-11	18.7928	18.8555	11.2196
15	Feb-07	10.5000	10.5000	10.5000	63	Feb-11	18.7897	18.8527	11.2167
16	Mar-07	10.5000	10.5000	10.5000	64	Mar-11	20.8046	20.8757	12.4204
17	Apr-07	10.5000	10.5000	10.5000	65	Apr-11	18.8183	18.8869	11.2437
18	May-07	10.5000	10.5000	10.5000	66	May-11	19.4424	19.5135	11.6155
19	Jun-07	10.5000	10.5000	10.5000	67	Jun-11	18.8122	18.8812	11.2380
20	Jul-07	10.5000	10.5000	10.5000	68	Jul-11	19.4362	19.5076	11.6096
21	Aug-07	10.5000	10.5000	10.5000	69	Aug-11	18.8062	18.8755	11.2323
22	Sep-07	10.5000	10.5000	10.5000	70	Sep-11	18.8073	18.8782	11.2337
23	Oct-07	10.5000	10.5000	10.5000	71	Oct-11	19.4572	19.5355	11.6302
24	Nov-07	10.5000	10.5000	10.5000	72	Nov-11	18.8265	18.9025	11.2521
25	Dec-07	10.5000	10.5000	10.5000	73	Dec-11	19.4510	19.5296	11.6242
26	Jan-08	10.5000	10.5000	10.5000	74	Jan-12	18.8205	18.8968	11.2463
27	Feb-08	10.5000	10.5000	10.5000	75	Feb-12	18.8175	18.8940	11.2434
28	Mar-08	10.5044	10.5732	10.5000	76	Mar-12	20.1164	20.1999	12.0202
29	Apr-08	10.7072	10.7718	10.5000	77	Apr-12	18.8320	18.9122	11.2569
30	May-08	11.1470	11.2139	10.5000	78	May-12	19.4566	19.5397	11.6291
31	Jun-08	10.8741	10.9390	10.5000	79	Jun-12	18.8260	18.9066	11.2510
32	Jul-08	11.3335	11.4008	10.5000	80	Jul-12	19.4505	19.5339	11.6231
33	Aug-08	11.0699	11.1353	10.5000	81	Aug-12	18.8201	18.9010	11.2452
34	Sep-08	11.1868	11.2566	10.5000	82	Sep-12	18.8194	18.9016	11.2447
35	Oct-08	12.7130	12.7613	10.5000	83	Oct-12	19.4530	19.5395	11.6252
36	Nov-08	12.4499	12.5020	10.5000	84	Nov-12	18.8226	18.9064	11.2473
37	Dec-08	72.9930	73.0470	10.5000	85	Dec-12	19.4470	19.5338	11.6192
38	Jan-09	18.7515	18.8040	10.5000	86	Jan-13	18.8168	18.9010	11.2414
39	Feb-09	18.5170	18.5699	10.5000	87	Feb-13	18.8139	18.8983	11.2385
40	Mar-09	20.2513	20.3133	11.0480	88	Mar-13	20.8270	20.9213	12.4401
41	Apr-09	18.9322	18.9808	10.6985	89	Apr-13	18.8086	18.8940	11.2333
42	May-09	19.3362	19.3886	11.0546	90	May-13	19.4326	19.5210	11.6047
43	Jun-09	18.4975	18.5484	10.6958	91	Jun-13	18.8030	18.8887	11.2274
44	Jul-09	18.8978	18.9507	11.0501	92	Jul-13	19.4268	19.5156	11.5986
45	Aug-09	18.1604	18.2118	10.6914	93	Aug-13	18.7974	18.8834	11.2215
46	Sep-09	18.1599	18.2132	10.6919	94	Sep-13	18.7948	18.8814	11.2189
47	Oct-09	19.2393	19.2886	11.4492	95	Oct-13	19.4184	19.5081	11.5899
48	Nov-09	18.6166	18.6664	11.0791	96	Nov-13	18.7893	18.8762	11.2131

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Period	Distribution Date	Class A-1 (%)	Class A-2 (%)	Class M and Class B (%)
97	Dec-13	19.4128	19.5028	11.5838
98	Jan-14	18.7839	18.8712	11.2072
99	Feb-14	18.7812	18.8686	11.2042
100	Mar-14	20.7905	20.8875	12.4014
101	Apr-14	18.7759	18.8637	11.1984
102	May-14	19.3990	19.4899	11.5686
103	Jun-14	18.7707	18.8588	11.1925
104	Jul-14	19.3937	19.4849	11.5626
105	Aug-14	18.7655	18.8539	11.1866
106	Sep-14	18.7629	18.8515	11.1837
107	Oct-14	19.3858	19.4775	11.5535
108	Nov-14	18.7579	18.8468	11.1778
109	Dec-14	19.3806	19.4727	11.5474
110	Jan-15	18.7529	18.8422	11.1720
111	Feb-15	18.7505	18.8399	11.1691
112	Mar-15	20.7568	20.8560	12.3625
113	Apr-15	17.3609	17.4506	11.1632
114	May-15	13.5821	13.6750	11.5323
115	Jun-15	13.1962	13.2863	11.1574
116	Jul-15	13.6916	13.7848	11.5263
117	Aug-15	13.3052	13.3956	11.1515
118	Sep-15	13.3621	13.4526	11.1486
119	Oct-15	13.8679	13.9617	11.5172
120	Nov-15	13.4808	13.5717	11.1428

Notes:

(1)

Annualized coupon based on total interest paid to the certificates including accrued certificate interest, unpaid interest amount and basis risk carry forward amount divided by current class certificate balance

(2)	Includes proceeds received from the related interest rate corridor

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A

This transaction will contain three one-month LIBOR interest rate corridor agreements (the "Class A-1 Interest Rate Corridor", the “Class A-2 Interest Rate Corridor” and the “Subordinate Interest Rate Corridor”). The Class A-1 Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts, pro rata by principal balance to the Class A-1 Certificates in the manner described herein. The Class A-2 Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts pro rata by principal balance to the Class A-2 Certificates in the manner described herein. The Subordinate Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts pro rata by principal balance to the Class M and Class B Certificates in the manner described herein.

Interest Rate Corridor	Ceiling (%)
Class A-1 Interest Rate Corridor	10.2400
Class A-2 Interest Rate Corridor	10.2978
Subordinate Interest Rate Corridor	9.6891

The Interest Rate Corridor Strike Rate Schedule

Distribution Period (months)	Class A-1 Interest Rate Corridor Notional Balance ($)	Strike Rate (%)	Distribution Period (months)	Class A-2 Interest Rate Corridor Notional Balance ($)	Strike Rate (%)	Distribution Period (months)	Subordinate Interest Rate Corridor Notional Balance ($)	Strike Rate (%)
1	330,900,000	6.2963	1	516,615,000	6.3998	1	216,625,000	5.3856
2	327,228,918	6.5083	2	510,929,886	6.6132	2	216,625,000	5.5856
3	322,784,399	6.5140	3	504,034,980	6.6190	3	216,625,000	5.5858
4	317,573,881	7.2478	4	495,941,609	7.3585	4	216,625,000	6.2722
5	311,607,742	6.5295	5	486,665,800	6.6352	5	216,625,000	5.5872
6	304,900,515	6.7660	6	476,229,917	6.8733	6	216,625,000	5.8010
7	297,470,922	6.5507	7	464,662,972	6.6565	7	216,625,000	5.5884
8	289,341,861	6.7913	8	452,000,523	6.8988	8	216,625,000	5.8025
9	280,540,358	6.5790	9	438,284,703	6.6849	9	216,625,000	5.5901
10	271,097,491	6.5965	10	423,564,267	6.7029	10	216,625,000	5.5915
11	261,053,762	6.8455	11	407,917,799	6.9537	11	216,625,000	5.8062
12	251,277,906	6.6370	12	392,687,767	6.7437	12	216,625,000	5.5940
13	241,762,778	6.8894	13	377,863,082	6.9979	13	216,625,000	5.8087
14	232,501,424	6.6816	14	363,432,950	6.7886	14	216,625,000	5.5964
15	223,487,075	6.7055	15	349,386,866	6.8127	15	216,625,000	5.5976
16	214,713,145	7.4799	16	335,714,601	7.5929	16	216,625,000	6.2860
17	206,173,220	6.7574	17	322,406,231	6.8652	17	216,625,000	5.6004
18	197,861,061	7.0202	18	309,452,038	7.1298	18	216,625,000	5.8154
19	189,770,592	6.8149	19	296,842,591	6.9229	19	216,625,000	5.6029
20	181,895,903	7.0829	20	284,568,713	7.1929	20	216,625,000	5.8180
21	174,231,237	6.8792	21	272,621,477	6.9881	21	216,625,000	5.6058
22	166,770,995	6.9182	22	260,992,208	7.0351	22	216,625,000	5.6150
23	159,509,724	9.5999	23	249,672,986	9.7202	23	216,625,000	7.9619
24	152,494,251	9.3312	24	238,721,829	9.4496	24	216,625,000	7.6785
25	145,664,615	9.7054	25	228,060,451	9.8260	25	216,625,000	7.9610
26	139,015,891	9.4402	26	217,681,179	9.5590	26	216,625,000	7.6776
27	132,543,284	9.5005	27	207,576,543	9.6196	27	216,625,000	7.6773
						28	216,625,000	8.2653
						29	216,625,000	8.3723
						30	216,625,000	8.6774
						31	216,625,000	8.3704
						32	216,625,000	8.6754
						33	216,625,000	8.3685
						34	216,625,000	8.3745
						35	216,625,000	9.4995
						36	216,625,000	9.1704
						37	216,625,000	9.5014
						38	214,155,495	9.1671
						39	203,299,862	9.1656

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Mortgage Loans - All Collateral

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:	$1,127,022,616
Number of Mortgage Loans:	5,859
Average Scheduled Principal Balance:	$192,358
Weighted Average Gross Coupon:	7.120%
Weighted Average Net Coupon: (2)	6.610%
Weighted Average Current FICO Score:	641
Weighted Average Original LTV Ratio:	73.78%
Weighted Average Combined Original LTV Ratio:	82.34%
Weighted Average Stated Remaining Term (months):	338
Weighted Average Seasoning(months):	1
Weighted Average Months to Roll: (3)	25
Weighted Average Gross Margin: (3)	6.34%
Weighted Average Initial Rate Cap: (3)	3.00%
Weighted Average Periodic Rate Cap: (3)	1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)	13.26%
(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.
(3)	Represents the weighted average of the adjustable rate mortgage loans.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
$50,000 & Below	894	$29,801,183	2.64%	9.935%	649	$33,335	96.43%	49.82%	95.46%
$50,001 - $75,000	708	43,938,229	3.90	9.412	649	62,060	94.03	42.50	95.37
$75,001 - $100,000	544	47,466,084	4.21	8.976	646	87,254	91.57	36.10	96.35
$100,001 - $125,000	424	47,550,841	4.22	8.161	636	112,148	87.13	44.98	96.40
$125,001 - $150,000	369	50,804,541	4.51	7.620	631	137,682	82.98	52.16	95.51
$150,001 - $200,000	591	103,701,508	9.20	7.077	635	175,468	80.11	43.53	95.55
$200,001 - $250,000	562	126,433,276	11.22	6.794	637	224,970	79.19	39.88	95.96
$250,001 - $300,000	496	136,754,677	12.13	6.724	635	275,715	79.95	33.73	95.01
$300,001 - $350,000	356	115,406,299	10.24	6.746	643	324,175	80.73	23.52	96.88
$350,001 - $400,000	316	118,843,435	10.54	6.593	645	376,087	80.79	28.33	95.52
$400,001 - $450,000	200	84,806,767	7.52	6.705	638	424,034	81.20	27.99	97.51
$450,001 - $500,000	137	64,870,203	5.76	6.513	654	473,505	81.07	25.62	96.33
$500,001 - $550,000	98	51,168,962	4.54	6.704	641	522,132	81.14	29.61	96.91
$550,001 - $600,000	72	41,567,370	3.69	6.728	642	577,325	81.30	24.91	97.24
$600,001 - $650,000	34	21,201,440	1.88	6.558	643	623,572	81.30	23.58	97.00
$650,001 - $700,000	25	16,968,560	1.51	6.730	662	678,742	83.97	27.93	100.00
$700,001 & Above	33	25,739,241	2.28	6.664	637	779,977	81.37	12.30	100.00
Total:	5,859	$1,127,022,616	100.00%	7.120%	641	$192,358	82.34%	33.70%	96.23%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Mortgage Loans - All Collateral

Distribution by Current Rate

Current Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	3	$649,600	0.06%	4.990%	714	$216,533	79.64%	68.02%	58.50%
5.00 - 5.49%	58	18,803,706	1.67	5.297	681	324,202	77.56	33.43	92.44
5.50 - 5.99%	540	162,496,032	14.42	5.830	662	300,919	79.25	42.81	97.80
6.00 - 6.49%	699	203,287,477	18.04	6.271	650	290,826	79.55	36.04	97.29
6.50 - 6.99%	1,183	313,708,704	27.84	6.749	642	265,181	80.11	26.46	96.07
7.00 - 7.49%	505	117,270,951	10.41	7.249	626	232,220	80.97	31.34	95.17
7.50 - 7.99%	560	127,196,375	11.29	7.726	614	227,136	81.81	33.83	94.16
8.00 - 8.49%	304	38,520,971	3.42	8.221	625	126,714	87.93	46.82	95.34
8.50 - 8.99%	321	36,947,500	3.28	8.716	610	115,101	88.02	52.76	94.28
9.00 - 9.49%	117	11,021,509	0.98	9.225	619	94,201	92.32	39.17	97.80
9.50 - 9.99%	669	42,696,527	3.79	9.784	659	63,821	98.13	28.39	97.04
10.00 - 10.49%	163	10,007,270	0.89	10.236	632	61,394	96.76	38.24	99.30
10.50 - 10.99%	509	33,052,091	2.93	10.757	642	64,935	99.20	21.74	97.93
11.00 - 11.49%	95	4,611,731	0.41	11.235	633	48,545	97.74	40.67	98.27
11.50 - 11.99%	95	4,719,469	0.42	11.740	631	49,679	98.95	7.25	100.00
12.00% & Above	38	2,032,703	0.18	12.529	615	53,492	97.38	13.76	100.00
Total:	5,859	$1,127,022,616	100.00%	7.120%	641	$192,358	82.34%	33.70%	96.23%

Distribution by Credit Score

Credit Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
740 & Above	301	$54,544,889	4.84%	6.787%	763	$181,212	83.11%	29.08%	88.64%
720 - 739	257	50,432,253	4.47	6.871	730	196,234	84.45	24.26	92.56
700 - 719	355	71,196,434	6.32	6.838	709	200,553	83.55	28.73	91.74
680 - 699	483	94,778,488	8.41	6.971	689	196,229	82.92	17.88	92.87
660 - 679	703	141,157,221	12.52	7.037	669	200,793	83.60	21.43	95.03
640 - 659	859	163,434,821	14.50	7.090	649	190,262	83.60	24.96	96.08
620 - 639	761	140,441,548	12.46	7.116	629	184,549	82.84	33.34	97.65
600 - 619	873	158,939,419	14.10	7.236	610	182,061	82.61	36.16	99.03
580 - 599	578	99,471,628	8.83	7.170	589	172,096	81.87	60.75	99.48
560 - 579	255	57,725,150	5.12	7.315	571	226,373	79.13	48.30	99.36
540 - 559	178	43,187,348	3.83	7.374	551	242,626	77.26	51.73	98.61
520 - 539	124	24,931,351	2.21	7.529	530	201,059	76.15	51.32	100.00
500 - 519	132	26,782,067	2.38	8.083	509	202,894	75.65	58.07	99.66
Total:	5,859	$1,127,022,616	100.00%	7.120%	641	$192,358	82.34%	33.70%	96.23%

Distribution by Lien

Lien	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
First	3,904	$1,005,823,765	89.25%	6.773%	638	$257,639	80.31%	34.20%	96.08%
Second	1,955	121,198,851	10.75	9.996	662	61,994	99.19	29.54	97.48
Total:	5,859	$1,127,022,616	100.00%	7.120%	641	$192,358	82.34%	33.70%	96.23%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Mortgage Loans - All Collateral

Distribution by Combined Original LTV

Combined Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	185	$33,017,252	2.93%	6.912%	597	$178,472	49.86%	31.25%	97.94%
60.01 - 70.00%	239	60,343,766	5.35	6.814	597	252,484	66.65	28.68	93.68
70.01 - 80.00%	2,483	648,417,342	57.53	6.654	649	261,143	79.35	28.73	97.22
80.01 - 85.00%	297	78,064,571	6.93	6.788	613	262,844	84.35	46.32	92.35
85.01 - 90.00%	455	116,899,355	10.37	7.024	632	256,922	89.65	42.31	93.57
90.01 - 95.00%	426	77,060,413	6.84	7.718	629	180,893	94.70	58.10	95.33
95.01 - 100.00%	1,774	113,219,918	10.05	9.931	663	63,822	99.95	31.37	97.53
Total:	5,859	$1,127,022,616	100.00%	7.120%	641	$192,358	82.34%	33.70%	96.23%

Distribution by Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	2,128	$153,728,457	13.64%	9.333%	648	$72,241	88.81%	29.70%	97.57%
60.01 - 70.00%	239	60,343,766	5.35	6.814	597	252,484	66.65	28.68	93.68
70.01 - 80.00%	2,483	648,417,342	57.53	6.654	649	261,143	79.35	28.73	97.22
80.01 - 85.00%	297	78,064,571	6.93	6.788	613	262,844	84.35	46.32	92.35
85.01 - 90.00%	403	114,497,636	10.16	6.957	632	284,113	89.65	42.91	93.48
90.01 - 95.00%	294	69,870,812	6.20	7.458	627	237,656	94.68	62.16	95.13
95.01 - 100.00%	15	2,100,033	0.19	7.650	657	140,002	99.15	87.76	100.00
Total:	5,859	$1,127,022,616	100.00%	7.120%	641	$192,358	82.34%	33.70%	96.23%

Distribution by Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Stated	2,617	$543,445,883	48.22%	7.253%	655	$207,660	81.36%	0.00%	96.68%
Full	2,337	379,821,531	33.70	7.057	624	162,525	83.45	100.00	96.40
Limited	905	203,755,203	18.08	6.881	634	225,144	82.90	0.00	94.75
Total:	5,859	$1,127,022,616	100.00%	7.120%	641	$192,358	82.34%	33.70%	96.23%

Distribution by Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Purchase	3,404	$582,103,684	51.65%	7.288%	659	$171,006	84.29%	28.72%	95.31%
Cashout Refi	2,295	513,421,430	45.56	6.944	620	223,713	80.25	38.94	97.18
Rate/term Refi	160	31,497,502	2.79	6.876	637	196,859	80.31	40.33	97.89
Total:	5,859	$1,127,022,616	100.00%	7.120%	641	$192,358	82.34%	33.70%	96.23%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Mortgage Loans - All Collateral

Distribution by Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	5,623	$1,084,584,700	96.23%	7.118%	639	$192,884	82.32%	33.76%	100.00%
Second Home	151	23,809,611	2.11	7.164	695	157,680	83.07	24.76	0.00
Investor	85	18,628,305	1.65	7.132	671	219,157	82.71	41.74	0.00
Total:	5,859	$1,127,022,616	100.00%	7.120%	641	$192,358	82.34%	33.70%	96.23%

Distribution by Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family	4,167	$787,228,453	69.85%	7.119%	637	$188,920	82.02%	33.93%	96.94%
PUD	851	164,043,071	14.56	7.179	647	192,765	83.12	37.09	95.61
Condo	539	95,906,008	8.51	7.064	653	177,933	83.69	32.83	93.11
2 Family	246	59,187,621	5.25	7.073	648	240,600	82.08	21.64	97.00
3-4 Family	56	20,657,463	1.83	7.062	646	368,883	82.81	36.84	86.67
Total:	5,859	$1,127,022,616	100.00%	7.120%	641	$192,358	82.34%	33.70%	96.23%

Distribution by State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
CA	2,115	$540,757,475	47.98%	6.946%	646	$255,677	81.69%	27.52%	96.87%
NY	280	66,852,260	5.93	7.103	635	238,758	81.46	29.69	99.47
FL	395	58,327,066	5.18	7.398	635	147,663	83.05	38.78	89.96
MD	304	57,251,695	5.08	7.232	635	188,328	82.64	42.07	99.25
NJ	186	44,743,530	3.97	7.107	639	240,557	81.75	31.40	97.06
VA	219	44,652,619	3.96	7.421	643	203,893	82.07	23.21	98.06
WA	235	38,921,500	3.45	7.010	645	165,623	83.97	34.45	95.91
MA	178	36,951,464	3.28	6.878	642	207,592	81.40	30.94	98.41
AZ	217	34,944,705	3.10	7.345	637	161,036	83.48	46.75	88.96
TX	339	31,592,722	2.80	7.677	629	93,194	83.90	46.95	94.86
Other	1,391	172,027,580	15.26	7.395	633	123,672	83.95	48.83	94.75
Total:	5,859	$1,127,022,616	100.00%	7.120%	641	$192,358	82.34%	33.70%	96.23%

Distribution by Zip

Zip	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
93550	34	$5,822,052	0.52%	7.168%	629	$171,237	83.85%	15.15%	100.00%
93552	27	4,893,573	0.43	7.231	629	181,243	85.76	30.08	100.00
93535	27	4,566,836	0.41	6.992	633	169,142	82.59	29.84	90.83
91304	16	4,340,736	0.39	6.915	646	271,296	81.95	0.00	100.00
92336	14	4,059,967	0.36	6.715	643	289,998	80.85	20.94	100.00
22193	20	4,002,789	0.36	7.449	674	200,139	82.33	0.00	100.00
91406	14	3,916,201	0.35	7.175	656	279,729	84.00	25.56	100.00
94015	10	3,831,193	0.34	6.667	692	383,119	83.74	3.60	100.00
92376	16	3,801,115	0.34	6.362	631	237,570	83.67	36.43	100.00
93551	15	3,738,539	0.33	6.873	645	249,236	83.10	21.51	100.00
Other	5,666	1,084,049,614	96.19	7.125	640	191,325	82.31	34.31	96.12
Total:	5,859	$1,127,022,616	100.00%	7.120%	641	$192,358	82.34%	33.70%	96.23%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Mortgage Loans - All Collateral

Distribution by Remaining Months to Maturity

Remaining Months To Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 180	1,968	$126,175,301	11.20%	9.844%	661	$64,113	97.99%	29.89%	97.51%
181 - 240	42	1,753,977	0.16	9.441	653	41,761	77.84	52.54	100.00
241 - 360	3,849	999,093,338	88.65	6.772	638	259,572	80.37	34.15	96.07
Total:	5,859	$1,127,022,616	100.00%	7.120%	641	$192,358	82.34%	33.70%	96.23%

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
2 YR ARM BLN	1,169	$349,164,640	30.98%	6.756%	629	$298,687	80.55%	27.55%	97.58%
2 YR ARM	1,356	287,990,401	25.55	7.093	623	212,382	80.20	36.72	92.46
2 YR ARM IO	591	186,716,991	16.57	6.373	672	315,934	81.52	38.20	98.90
FIXED 15/30 BLN	1,887	118,300,225	10.50	9.991	662	62,692	99.36	29.28	97.41
FIXED	464	78,241,492	6.94	7.045	640	168,624	77.85	44.44	95.16
FIXED 30/40 BLN	81	20,039,876	1.78	6.759	639	247,406	79.41	34.40	99.49
3 YR ARM	79	17,902,274	1.59	6.824	627	226,611	78.98	26.74	92.74
5 YR ARM IO	54	16,481,645	1.46	6.132	672	305,216	81.97	38.72	99.67
3 YR ARM IO	54	14,924,919	1.32	6.259	683	276,387	80.95	36.82	96.57
3 YR ARM BLN	43	13,048,604	1.16	6.889	625	303,456	78.62	29.01	98.82
Other	81	24,211,550	2.15	6.481	651	298,908	79.36	40.51	94.88
Total:	5,859	$1,127,022,616	100.00%	7.120%	641	$192,358	82.34%	33.70%	96.23%

Distribution by Initial Periodic Cap

Initial Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
0.51 - 1.00%	32	$5,881,110	0.52%	7.260%	623	$183,785	81.18%	67.63%	100.00%
1.01 - 1.50%	68	12,897,777	1.14	6.941	631	189,673	81.56	42.16	97.49
1.51 - 2.00%	2	336,930	0.03	9.215	588	168,465	95.00	100.00	100.00
2.51 - 3.00%	3,276	876,245,277	77.75	6.765	638	267,474	80.55	32.85	95.99
3.01 - 3.50%	2	807,514	0.07	6.702	717	403,757	79.99	13.35	100.00
4.51 - 5.00%	47	14,272,415	1.27	6.105	675	303,668	81.29	40.68	99.62
N/A	2,432	216,581,593	19.22	8.628	652	89,055	89.75	35.23	96.79
Total:	5,859	$1,127,022,616	100.00%	7.120%	641	$192,358	82.34%	33.70%	96.23%

Distribution by Periodic Cap

Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
0.51 - 1.00%	3,415	$907,888,222	80.56%	6.758%	638	$265,853	80.60%	33.28%	96.09%
1.51 - 2.00%	12	2,552,801	0.23	7.696	594	212,733	75.13	55.49	100.00
N/A	2,432	216,581,593	19.22	8.628	652	89,055	89.75	35.23	96.79
Total:	5,859	$1,127,022,616	100.00%	7.120%	641	$192,358	82.34%	33.70%	96.23%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Mortgage Loans - All Collateral

Distribution by Months to Rate Reset

Months To Rate Reset	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 12	3	$542,216	0.05%	7.815%	575	$180,739	73.30%	44.76%	100.00%
13 - 24	3,115	823,762,245	73.09	6.787	637	264,450	80.65	33.16	96.09
25 - 36	175	45,682,496	4.05	6.656	644	261,043	79.52	30.80	95.70
49 & Above	134	40,454,067	3.59	6.331	661	301,896	80.51	39.69	96.80
N/A	2,432	216,581,593	19.22	8.628	652	89,055	89.75	35.23	96.79
Total:	5,859	$1,127,022,616	100.00%	7.120%	641	$192,358	82.34%	33.70%	96.23%

Distribution by Life Maximum Rate

Life Maximum Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
11.99% & Below	58	$18,721,917	1.66%	5.294%	678	$322,792	77.80%	34.93%	90.97%
12.00 - 12.49%	489	148,071,995	13.14	5.829	662	302,806	79.36	43.06	97.87
12.50 - 12.99%	636	188,295,606	16.71	6.270	649	296,062	79.68	34.67	97.14
13.00 - 13.49%	1,027	279,074,304	24.76	6.747	642	271,737	80.57	24.75	95.98
13.50 - 13.99%	442	105,848,919	9.39	7.250	626	239,477	81.28	31.36	95.50
14.00 - 14.49%	466	113,590,909	10.08	7.715	614	243,757	81.77	32.54	94.46
14.50 - 14.99%	136	27,525,761	2.44	8.221	599	202,395	85.16	43.52	95.54
15.00 - 15.49%	127	22,295,975	1.98	8.667	569	175,559	82.89	55.72	92.30
15.50 - 15.99%	27	4,081,736	0.36	9.234	546	151,175	84.73	50.67	98.86
16.00% & Above	19	2,933,899	0.26	9.716	526	154,416	81.37	76.34	100.00
N/A	2,432	216,581,593	19.22	8.628	652	89,055	89.75	35.23	96.79
Total:	5,859	$1,127,022,616	100.00%	7.120%	641	$192,358	82.34%	33.70%	96.23%

Distribution by Margin

Margin	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	171	$36,388,953	3.23%	6.754%	646	$212,801	80.86%	37.47%	96.75%
5.00 - 5.49%	241	70,550,170	6.26	6.155	646	292,739	77.87	42.57	97.26
5.50 - 5.99%	565	162,265,686	14.40	6.257	643	287,196	79.15	36.52	98.72
6.00 - 6.49%	885	246,548,301	21.88	6.573	644	278,586	79.64	31.81	95.97
6.50 - 6.99%	713	192,458,680	17.08	6.879	641	269,928	80.81	25.58	94.45
7.00% & Above	852	202,229,233	17.94	7.494	620	237,358	83.55	36.06	95.21
N/A	2,432	216,581,593	19.22	8.628	652	89,055	89.75	35.23	96.79
Total:	5,859	$1,127,022,616	100.00%	7.120%	641	$192,358	82.34%	33.70%	96.23%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Adjustable Rate Mortgage Loans

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:	$910,441,023
Number of Mortgage Loans:	3,427
Average Scheduled Principal Balance:	$265,667
Weighted Average Gross Coupon:	6.761%
Weighted Average Net Coupon: (2)	6.251%
Weighted Average Current FICO Score:	638
Weighted Average Original LTV Ratio:	80.58%
Weighted Average Combined Original LTV Ratio:	80.58%
Weighted Average Stated Remaining Term (months):	359
Weighted Average Seasoning(months):	1
Weighted Average Months to Roll:	25
Weighted Average Gross Margin:	6.34%
Weighted Average Initial Rate Cap:	3.00%
Weighted Average Periodic Rate Cap:	1.00%
Weighted Average Gross Maximum Lifetime Rate:	13.26%
(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
$50,000 & Below	34	$1,514,856	0.17%	7.718%	615	$44,555	78.71%	69.56%	88.66%
$50,001 - $75,000	126	7,831,063	0.86	7.687	600	62,151	79.51	77.62	91.49
$75,001 - $100,000	163	14,460,332	1.59	7.270	618	88,714	79.79	61.50	92.71
$100,001 - $125,000	226	25,420,559	2.79	7.198	619	112,480	81.03	55.68	94.97
$125,001 - $150,000	260	35,902,442	3.94	7.100	620	138,086	79.67	59.33	94.70
$150,001 - $200,000	477	84,173,713	9.25	6.921	633	176,465	79.61	43.25	95.16
$200,001 - $250,000	502	112,824,625	12.39	6.769	636	224,750	79.66	41.32	95.88
$250,001 - $300,000	460	126,855,070	13.93	6.709	635	275,772	79.98	33.32	94.62
$300,001 - $350,000	326	105,618,378	11.60	6.741	644	323,983	80.91	22.32	96.91
$350,001 - $400,000	299	112,528,704	12.36	6.579	645	376,350	80.68	27.30	96.29
$400,001 - $450,000	187	79,254,236	8.71	6.705	638	423,819	81.48	28.88	97.86
$450,001 - $500,000	126	59,597,873	6.55	6.535	652	472,999	81.29	26.29	96.01
$500,001 - $550,000	91	47,538,198	5.22	6.751	640	522,398	81.32	28.61	96.68
$550,001 - $600,000	63	36,368,445	3.99	6.776	642	577,277	81.21	23.80	96.84
$600,001 - $650,000	32	19,947,728	2.19	6.571	641	623,366	81.40	22.02	96.81
$650,001 - $700,000	23	15,610,473	1.71	6.699	662	678,716	84.31	26.13	100.00
$700,001 & Above	32	24,994,328	2.75	6.672	637	781,073	81.11	12.67	100.00
Total:	3,427	$910,441,023	100.00%	6.761%	638	$265,667	80.58%	33.34%	96.10%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Adjustable Rate Mortgage Loans

Distribution by Current Rate

Current Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	3	$649,600	0.07%	4.990%	714	$216,533	79.64%	68.02%	58.50%
5.00 - 5.49%	54	17,668,567	1.94	5.298	678	327,196	77.57	32.23	91.96
5.50 - 5.99%	490	148,475,745	16.31	5.828	662	303,012	79.38	43.21	97.87
6.00 - 6.49%	635	187,990,606	20.65	6.269	649	296,048	79.67	34.73	97.14
6.50 - 6.99%	1,030	279,905,738	30.74	6.748	642	271,753	80.57	24.78	95.99
7.00 - 7.49%	441	105,657,686	11.61	7.250	625	239,587	81.29	31.28	95.50
7.50 - 7.99%	467	113,735,310	12.49	7.720	614	243,545	81.72	32.36	94.47
8.00 - 8.49%	135	27,290,996	3.00	8.224	599	202,156	85.31	43.89	95.50
8.50 - 8.99%	128	22,433,686	2.46	8.673	568	175,263	82.83	57.09	92.35
9.00% & Above	44	6,633,088	0.73	9.482	538	150,752	83.95	59.18	99.30
Total:	3,427	$910,441,023	100.00%	6.761%	638	$265,667	80.58%	33.34%	96.10%

Distribution by Credit Score

Credit Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
740 & Above	152	$40,990,881	4.50%	6.384%	763	$269,677	80.69%	27.52%	88.63%
720 - 739	136	39,983,244	4.39	6.461	730	293,994	81.33	22.67	92.61
700 - 719	185	55,812,486	6.13	6.413	709	301,689	81.17	27.93	90.99
680 - 699	241	71,146,252	7.81	6.529	688	295,213	80.50	15.29	92.85
660 - 679	369	110,035,580	12.09	6.562	669	298,199	81.44	21.18	94.57
640 - 659	464	130,876,388	14.38	6.626	649	282,061	81.48	24.15	95.75
620 - 639	426	111,220,545	12.22	6.696	629	261,081	81.19	32.40	97.03
600 - 619	510	129,396,701	14.21	6.813	610	253,719	80.84	35.23	98.90
580 - 599	361	84,406,375	9.27	6.848	589	233,813	80.77	60.54	99.49
560 - 579	207	51,888,743	5.70	7.245	570	250,670	79.00	46.70	99.29
540 - 559	155	38,984,941	4.28	7.362	550	251,516	78.47	49.76	98.46
520 - 539	106	21,630,756	2.38	7.537	530	204,064	76.06	53.60	100.00
500 - 519	115	24,068,132	2.64	8.037	509	209,288	75.19	57.56	99.62
Total:	3,427	$910,441,023	100.00%	6.761%	638	$265,667	80.58%	33.34%	96.10%

Distribution by Lien

Lien	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
First	3,427	$910,441,023	100.00%	6.761%	638	$265,667	80.58%	33.34%	96.10%
Total:	3,427	$910,441,023	100.00%	6.761%	638	$265,667	80.58%	33.34%	96.10%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Adjustable Rate Mortgage Loans

Distribution by Combined Original LTV

Combined Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	114	$23,639,682	2.60%	6.841%	589	$207,366	50.47%	27.50%	97.13%
60.01 - 70.00%	188	49,192,819	5.40	6.831	589	261,664	66.85	28.75	93.25
70.01 - 80.00%	2,269	604,419,412	66.39	6.640	650	266,381	79.40	28.24	97.14
80.01 - 85.00%	247	67,061,955	7.37	6.768	609	271,506	84.39	45.69	93.63
85.01 - 90.00%	340	101,292,472	11.13	6.965	631	297,919	89.64	40.16	93.29
90.01 - 95.00%	256	62,929,919	6.91	7.477	624	245,820	94.75	62.35	94.98
95.01 - 100.00%	13	1,904,764	0.21	7.613	657	146,520	99.06	86.51	100.00
Total:	3,427	$910,441,023	100.00%	6.761%	638	$265,667	80.58%	33.34%	96.10%

Distribution by Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	114	$23,639,682	2.60%	6.841%	589	$207,366	50.47%	27.50%	97.13%
60.01 - 70.00%	188	49,192,819	5.40	6.831	589	261,664	66.85	28.75	93.25
70.01 - 80.00%	2,269	604,419,412	66.39	6.640	650	266,381	79.40	28.24	97.14
80.01 - 85.00%	247	67,061,955	7.37	6.768	609	271,506	84.39	45.69	93.63
85.01 - 90.00%	340	101,292,472	11.13	6.965	631	297,919	89.64	40.16	93.29
90.01 - 95.00%	256	62,929,919	6.91	7.477	624	245,820	94.75	62.35	94.98
95.01 - 100.00%	13	1,904,764	0.21	7.613	657	146,520	99.06	86.51	100.00
Total:	3,427	$910,441,023	100.00%	6.761%	638	$265,667	80.58%	33.34%	96.10%

Distribution by Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Stated	1,504	$441,371,997	48.48%	6.836%	653	$293,465	79.19%	0.00%	96.57%
Full	1,373	303,521,053	33.34	6.767	620	221,064	82.09	100.00	96.20
Limited	550	165,547,973	18.18	6.548	632	300,996	81.50	0.00	94.66
Total:	3,427	$910,441,023	100.00%	6.761%	638	$265,667	80.58%	33.34%	96.10%

Distribution by Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Purchase	1,752	$462,325,825	50.78%	6.741%	658	$263,885	81.19%	28.11%	95.20%
Cashout Refi	1,581	423,435,300	46.51	6.786	617	267,828	79.93	38.66	96.94
Rate/term Refi	94	24,679,898	2.71	6.704	630	262,552	80.27	39.92	98.58
Total:	3,427	$910,441,023	100.00%	6.761%	638	$265,667	80.58%	33.34%	96.10%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Adjustable Rate Mortgage Loans

Distribution by Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	3,270	$874,951,554	96.10%	6.754%	636	$267,569	80.54%	33.37%	100.00%
Second Home	87	19,722,793	2.17	6.792	693	226,699	80.52	23.40	0.00
Investor	70	15,766,675	1.73	7.105	666	225,238	82.73	43.85	0.00
Total:	3,427	$910,441,023	100.00%	6.761%	638	$265,667	80.58%	33.34%	96.10%

Distribution by Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family	2,433	$632,839,399	69.51%	6.763%	634	$260,107	80.38%	33.58%	96.69%
PUD	488	134,103,196	14.73	6.776	644	274,802	80.84	35.72	95.81
Condo	319	80,244,776	8.81	6.694	651	251,551	81.62	33.08	92.99
2 Family	145	46,989,778	5.16	6.669	646	324,067	79.75	24.12	97.20
3-4 Family	42	16,263,874	1.79	7.140	648	387,235	83.57	32.08	87.70
Total:	3,427	$910,441,023	100.00%	6.761%	638	$265,667	80.58%	33.34%	96.10%

Distribution by State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
CA	1,319	$455,602,276	50.04%	6.591%	643	$345,415	79.88%	27.73%	96.70%
NY	155	49,607,431	5.45	6.755	630	320,048	79.84	31.84	99.60
MD	188	47,484,585	5.22	6.884	633	252,578	80.91	43.04	99.37
FL	240	46,156,781	5.07	7.042	634	192,320	81.46	37.85	89.80
VA	128	35,825,250	3.93	7.010	641	279,885	80.15	22.82	97.72
NJ	114	34,584,256	3.80	6.869	636	303,371	80.89	32.34	96.20
WA	128	30,049,619	3.30	6.591	642	234,763	81.61	31.99	97.22
MA	99	28,834,133	3.17	6.490	643	291,254	79.72	26.22	97.96
AZ	132	28,523,011	3.13	7.051	636	216,083	82.34	46.86	89.67
IL	132	26,430,052	2.90	6.980	634	200,228	81.61	41.86	99.06
Other	792	127,343,630	13.99	7.113	627	160,787	82.32	49.09	93.34
Total:	3,427	$910,441,023	100.00%	6.761%	638	$265,667	80.58%	33.34%	96.10%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Adjustable Rate Mortgage Loans

Distribution by Zip

Zip	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
93550	19	$4,595,400	0.50%	6.757%	625	$241,863	83.13%	16.48%	100.00%
93535	18	4,033,741	0.44	6.597	632	224,097	80.28	30.80	89.62
93552	15	3,960,773	0.44	6.781	625	264,052	83.68	31.29	100.00
91304	9	3,458,560	0.38	6.503	644	384,284	78.60	0.00	100.00
92376	12	3,296,937	0.36	6.210	630	274,745	82.13	40.29	100.00
93551	9	3,265,914	0.36	6.479	644	362,879	80.74	21.74	100.00
22193	10	3,133,741	0.34	6.901	671	313,374	79.16	0.00	100.00
91406	7	3,133,057	0.34	6.516	656	447,580	80.00	25.56	100.00
91331	10	3,104,869	0.34	6.946	693	310,487	80.39	0.00	85.69
94565	8	2,953,224	0.32	6.560	630	369,153	81.64	25.63	100.00
Other	3,310	875,504,806	96.16	6.766	638	264,503	80.56	33.89	96.04
Total:	3,427	$910,441,023	100.00%	6.761%	638	$265,667	80.58%	33.34%	96.10%

Distribution by Remaining Months to Maturity

Remaining Months To Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
241 - 360	3,427	$910,441,023	100.00%	6.761%	638	$265,667	80.58%	33.34%	96.10%
Total:	3,427	$910,441,023	100.00%	6.761%	638	$265,667	80.58%	33.34%	96.10%

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
2 YR ARM BLN	1,169	$349,164,640	38.35%	6.756%	629	$298,687	80.55%	27.55%	97.58%
2 YR ARM	1,356	287,990,401	31.63	7.093	623	212,382	80.20	36.72	92.46
2 YR ARM IO	591	186,716,991	20.51	6.373	672	315,934	81.52	38.20	98.90
3 YR ARM	79	17,902,274	1.97	6.824	627	226,611	78.98	26.74	92.74
5 YR ARM IO	54	16,481,645	1.81	6.132	672	305,216	81.97	38.72	99.67
3 YR ARM IO	54	14,924,919	1.64	6.259	683	276,387	80.95	36.82	96.57
3 YR ARM BLN	43	13,048,604	1.43	6.889	625	303,456	78.62	29.01	98.82
5 YR ARM BLN	39	12,999,659	1.43	6.488	651	333,325	78.54	28.43	100.00
5 YR ARM	40	10,779,461	1.18	6.429	655	269,487	80.66	55.46	88.50
6 MO ARM	2	432,430	0.05	7.546	582	216,215	71.60	30.74	100.00
Total:	3,427	$910,441,023	100.00%	6.761%	638	$265,667	80.58%	33.34%	96.10%

Distribution by Initial Periodic Cap

Initial Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
0.51 - 1.00%	32	$5,881,110	0.65%	7.260%	623	$183,785	81.18%	67.63%	100.00%
1.01 - 1.50%	68	12,897,777	1.42	6.941	631	189,673	81.56	42.16	97.49
1.51 - 2.00%	2	336,930	0.04	9.215	588	168,465	95.00	100.00	100.00
2.51 - 3.00%	3,276	876,245,277	96.24	6.765	638	267,474	80.55	32.85	95.99
3.01 - 3.50%	2	807,514	0.09	6.702	717	403,757	79.99	13.35	100.00
4.51 - 5.00%	47	14,272,415	1.57	6.105	675	303,668	81.29	40.68	99.62
Total:	3,427	$910,441,023	100.00%	6.761%	638	$265,667	80.58%	33.34%	96.10%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Adjustable Rate Mortgage Loans

Distribution by Periodic Cap

Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
0.51 - 1.00%	3,415	$907,888,222	99.72%	6.758%	638	$265,853	80.60%	33.28%	96.09%
1.51 - 2.00%	12	2,552,801	0.28	7.696	594	212,733	75.13	55.49	100.00
Total:	3,427	$910,441,023	100.00%	6.761%	638	$265,667	80.58%	33.34%	96.10%

Distribution by Months to Rate Reset

Months To Rate Reset	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 12	3	$542,216	0.06%	7.815%	575	$180,739	73.30%	44.76%	100.00%
13 - 24	3,115	823,762,245	90.48	6.787	637	264,450	80.65	33.16	96.09
25 - 36	175	45,682,496	5.02	6.656	644	261,043	79.52	30.80	95.70
49 & Above	134	40,454,067	4.44	6.331	661	301,896	80.51	39.69	96.80
Total:	3,427	$910,441,023	100.00%	6.761%	638	$265,667	80.58%	33.34%	96.10%

Distribution by Life Maximum Rate

Life Maximum Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
11.99% & Below	58	$18,721,917	2.06%	5.294%	678	$322,792	77.80%	34.93%	90.97%
12.00 - 12.49%	489	148,071,995	16.26	5.829	662	302,806	79.36	43.06	97.87
12.50 - 12.99%	636	188,295,606	20.68	6.270	649	296,062	79.68	34.67	97.14
13.00 - 13.49%	1,027	279,074,304	30.65	6.747	642	271,737	80.57	24.75	95.98
13.50 - 13.99%	442	105,848,919	11.63	7.250	626	239,477	81.28	31.36	95.50
14.00 - 14.49%	466	113,590,909	12.48	7.715	614	243,757	81.77	32.54	94.46
14.50 - 14.99%	136	27,525,761	3.02	8.221	599	202,395	85.16	43.52	95.54
15.00 - 15.49%	127	22,295,975	2.45	8.667	569	175,559	82.89	55.72	92.30
15.50 - 15.99%	27	4,081,736	0.45	9.234	546	151,175	84.73	50.67	98.86
16.00% & Above	19	2,933,899	0.32	9.716	526	154,416	81.37	76.34	100.00
Total:	3,427	$910,441,023	100.00%	6.761%	638	$265,667	80.58%	33.34%	96.10%

Distribution by Margin

Margin	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	171	$36,388,953	4.00%	6.754%	646	$212,801	80.86%	37.47%	96.75%
5.00 - 5.49%	241	70,550,170	7.75	6.155	646	292,739	77.87	42.57	97.26
5.50 - 5.99%	565	162,265,686	17.82	6.257	643	287,196	79.15	36.52	98.72
6.00 - 6.49%	885	246,548,301	27.08	6.573	644	278,586	79.64	31.81	95.97
6.50 - 6.99%	713	192,458,680	21.14	6.879	641	269,928	80.81	25.58	94.45
7.00% & Above	852	202,229,233	22.21	7.494	620	237,358	83.55	36.06	95.21
Total:	3,427	$910,441,023	100.00%	6.761%	638	$265,667	80.58%	33.34%	96.10%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Fixed Rate Mortgage Loans

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:	$216,581,593
Number of Mortgage Loans:	2,432
Average Scheduled Principal Balance:	$89,055
Weighted Average Gross Coupon:	8.628%
Weighted Average Net Coupon: (2)	8.118%
Weighted Average Current FICO Score:	652
Weighted Average Original LTV Ratio:	45.21%
Weighted Average Combined Original LTV Ratio:	89.75%
Weighted Average Stated Remaining Term (months):	253
Weighted Average Seasoning(months):	1
(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
$50,000 & Below	860	$28,286,327	13.06%	10.054%	651	$32,891	97.38%	48.76%	95.83%
$50,001 - $75,000	582	36,107,166	16.67	9.786	660	62,040	97.18	34.88	96.21
$75,001 - $100,000	381	33,005,751	15.24	9.723	658	86,629	96.74	24.98	97.94
$100,001 - $125,000	198	22,130,282	10.22	9.267	654	111,769	94.13	32.70	98.05
$125,001 - $150,000	109	14,902,099	6.88	8.873	658	136,717	90.94	34.90	97.46
$150,001 - $200,000	114	19,527,796	9.02	7.747	643	171,296	82.25	44.76	97.21
$200,001 - $250,000	60	13,608,651	6.28	6.996	643	226,811	75.32	27.96	96.62
$250,001 - $300,000	36	9,899,607	4.57	6.914	638	274,989	79.57	38.94	100.00
$300,001 - $350,000	30	9,787,921	4.52	6.802	636	326,264	78.79	36.42	96.53
$350,001 - $400,000	17	6,314,730	2.92	6.846	646	371,455	82.82	46.70	81.79
$400,001 - $450,000	13	5,552,531	2.56	6.707	643	427,118	77.13	15.31	92.53
$450,001 - $500,000	11	5,272,330	2.43	6.255	673	479,303	78.61	18.02	100.00
$500,001 - $550,000	7	3,630,763	1.68	6.081	654	518,680	78.73	42.70	100.00
$550,001 - $600,000	9	5,198,925	2.40	6.397	642	577,658	81.91	32.68	100.00
$600,001 - $650,000	2	1,253,713	0.58	6.347	675	626,856	79.67	48.41	100.00
$650,001 - $700,000	2	1,358,087	0.63	7.080	659	679,043	80.00	48.62	100.00
$700,001 & Above	1	744,913	0.34	6.400	613	744,913	89.94	0.00	100.00
Total:	2,432	$216,581,593	100.00%	8.628%	652	$89,055	89.75%	35.23%	96.79%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Fixed Rate Mortgage Loans

Distribution by Current Rate

Current Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
5.00 - 5.49%	4	$1,135,139	0.52%	5.283%	735	$283,785	77.45%	52.22%	100.00%
5.50 - 5.99%	50	14,020,286	6.47	5.846	668	280,406	77.87	38.50	97.06
6.00 - 6.49%	64	15,296,871	7.06	6.290	657	239,014	78.05	52.22	99.17
6.50 - 6.99%	153	33,802,966	15.61	6.765	642	220,934	76.34	40.31	96.70
7.00 - 7.49%	64	11,613,265	5.36	7.248	633	181,457	78.04	31.85	92.21
7.50 - 7.99%	93	13,461,065	6.22	7.775	618	144,743	82.52	46.25	91.60
8.00 - 8.49%	169	11,229,975	5.19	8.216	689	66,450	94.31	53.95	94.95
8.50 - 8.99%	193	14,513,814	6.70	8.782	674	75,201	96.04	46.07	97.28
9.00 - 9.49%	92	7,322,320	3.38	9.189	655	79,590	95.51	35.94	97.32
9.50 - 9.99%	652	40,182,823	18.55	9.793	667	61,630	99.20	25.64	96.86
10.00 - 10.49%	162	9,683,000	4.47	10.242	636	59,772	97.16	36.18	99.27
10.50 - 10.99%	508	32,956,166	15.22	10.757	642	64,874	99.25	21.52	97.92
11.00 - 11.49%	95	4,611,731	2.13	11.235	633	48,545	97.74	40.67	98.27
11.50 - 11.99%	95	4,719,469	2.18	11.740	631	49,679	98.95	7.25	100.00
12.00% & Above	38	2,032,703	0.94	12.529	615	53,492	97.38	13.76	100.00
Total:	2,432	$216,581,593	100.00%	8.628%	652	$89,055	89.75%	35.23%	96.79%

Distribution by Credit Score

Credit Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
740 & Above	149	$13,554,008	6.26%	8.005%	762	$90,966	90.45%	33.81%	88.70%
720 - 739	121	10,449,009	4.82	8.439	729	86,355	96.36	30.33	92.33
700 - 719	170	15,383,948	7.10	8.377	709	90,494	92.18	31.64	94.47
680 - 699	242	23,632,236	10.91	8.302	689	97,654	90.21	25.70	92.94
660 - 679	334	31,121,641	14.37	8.715	669	93,179	91.23	22.29	96.66
640 - 659	395	32,558,433	15.03	8.958	650	82,426	92.14	28.18	97.39
620 - 639	335	29,221,003	13.49	8.718	630	87,227	89.13	36.91	100.00
600 - 619	363	29,542,718	13.64	9.089	610	81,385	90.33	40.23	99.62
580 - 599	217	15,065,253	6.96	8.976	590	69,425	88.09	61.96	99.39
560 - 579	48	5,836,406	2.69	7.934	571	121,592	80.30	62.50	100.00
540 - 559	23	4,202,408	1.94	7.485	553	182,713	65.99	69.97	100.00
520 - 539	18	3,300,595	1.52	7.479	529	183,366	76.68	36.37	100.00
500 - 519	17	2,713,935	1.25	8.494	510	159,643	79.78	62.63	100.00
Total:	2,432	$216,581,593	100.00%	8.628%	652	$89,055	89.75%	35.23%	96.79%

Distribution by Lien

Lien	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
First	477	$95,382,742	44.04%	6.889%	639	$199,964	77.75%	42.45%	95.92%
Second	1,955	121,198,851	55.96	9.996	662	61,994	99.19	29.54	97.48
Total:	2,432	$216,581,593	100.00%	8.628%	652	$89,055	89.75%	35.23%	96.79%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Fixed Rate Mortgage Loans

Distribution by Combined Original LTV

Combined Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	71	$9,377,570	4.33%	7.092%	618	$132,078	48.32%	40.69%	100.00%
60.01 - 70.00%	51	11,150,946	5.15	6.735	635	218,646	65.75	28.39	95.57
70.01 - 80.00%	214	43,997,930	20.31	6.845	645	205,598	78.71	35.48	98.21
80.01 - 85.00%	50	11,002,616	5.08	6.909	636	220,052	84.05	50.19	84.58
85.01 - 90.00%	115	15,606,883	7.21	7.406	638	135,712	89.73	56.24	95.34
90.01 - 95.00%	170	14,130,494	6.52	8.794	650	83,121	94.48	39.18	96.88
95.01 - 100.00%	1,761	111,315,153	51.40	9.971	663	63,211	99.97	30.43	97.48
Total:	2,432	$216,581,593	100.00%	8.628%	652	$89,055	89.75%	35.23%	96.79%

Distribution by Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	2,014	$130,088,775	60.06%	9.786%	659	$64,592	95.78%	30.10%	97.65%
60.01 - 70.00%	51	11,150,946	5.15	6.735	635	218,646	65.75	28.39	95.57
70.01 - 80.00%	214	43,997,930	20.31	6.845	645	205,598	78.71	35.48	98.21
80.01 - 85.00%	50	11,002,616	5.08	6.909	636	220,052	84.05	50.19	84.58
85.01 - 90.00%	63	13,205,164	6.10	6.894	636	209,606	89.72	64.01	94.93
90.01 - 95.00%	38	6,940,892	3.20	7.288	653	182,655	94.05	60.41	96.55
95.01 - 100.00%	2	195,269	0.09	8.011	664	97,634	100.00	100.00	100.00
Total:	2,432	$216,581,593	100.00%	8.628%	652	$89,055	89.75%	35.23%	96.79%

Distribution by Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Stated	1,113	$102,073,886	47.13%	9.053%	666	$91,711	90.71%	0.00%	97.13%
Full	964	76,300,478	35.23	8.213	639	79,150	88.86	100.00	97.19
Limited	355	38,207,229	17.64	8.320	642	107,626	88.94	0.00	95.10
Total:	2,432	$216,581,593	100.00%	8.628%	652	$89,055	89.75%	35.23%	96.79%

Distribution by Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Purchase	1,652	$119,777,860	55.30%	9.398%	664	$72,505	96.26%	31.08%	95.74%
Cashout Refi	714	89,986,130	41.55	7.688	636	126,031	81.78	40.25	98.30
Rate/term Refi	66	6,817,603	3.15	7.502	662	103,297	80.42	41.84	95.37
Total:	2,432	$216,581,593	100.00%	8.628%	652	$89,055	89.75%	35.23%	96.79%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Fixed Rate Mortgage Loans

Distribution by Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	2,353	$209,633,146	96.79%	8.640%	650	$89,092	89.74%	35.37%	100.00%
Second Home	64	4,086,818	1.89	8.959	704	63,857	95.34	31.35	0.00
Investor	15	2,861,629	1.32	7.280	699	190,775	82.59	30.14	0.00
Total:	2,432	$216,581,593	100.00%	8.628%	652	$89,055	89.75%	35.23%	96.79%

Distribution by Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family	1,734	$154,389,054	71.28%	8.578%	649	$89,036	88.77%	35.33%	97.95%
PUD	363	29,939,875	13.82	8.981	661	82,479	93.35	43.24	94.69
Condo	220	15,661,231	7.23	8.964	668	71,187	94.28	31.52	93.70
2 Family	101	12,197,844	5.63	8.628	657	120,771	91.04	12.09	96.24
3-4 Family	14	4,393,588	2.03	6.774	638	313,828	79.99	54.45	82.84
Total:	2,432	$216,581,593	100.00%	8.628%	652	$89,055	89.75%	35.23%	96.79%

Distribution by State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
CA	796	$85,155,199	39.32%	8.840%	663	$106,979	91.36%	26.41%	97.80%
NY	125	17,244,829	7.96	8.102	648	137,959	86.13	23.51	99.09
FL	155	12,170,284	5.62	8.751	640	78,518	89.09	42.31	90.58
TX	177	10,718,460	4.95	8.307	637	60,556	87.90	49.29	95.33
NJ	72	10,159,274	4.69	7.919	649	141,101	84.67	28.21	100.00
MD	116	9,767,110	4.51	8.927	646	84,199	91.04	37.34	98.71
WA	107	8,871,882	4.10	8.430	657	82,915	91.96	42.78	91.44
VA	91	8,827,368	4.08	9.087	650	97,004	89.83	24.80	99.46
MA	79	8,117,331	3.75	8.255	637	102,751	87.39	47.70	100.00
AZ	85	6,421,694	2.97	8.653	643	75,549	88.57	46.30	85.79
Other	629	39,128,161	18.07	8.570	644	62,207	89.69	51.07	96.36
Total:	2,432	$216,581,593	100.00%	8.628%	652	$89,055	89.75%	35.23%	96.79%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Fixed Rate Mortgage Loans

Distribution by Zip

Zip	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
93550	15	$1,226,653	0.57%	8.705%	645	$81,777	86.52%	10.15%	100.00%
92336	6	1,206,455	0.56	7.189	687	201,076	87.36	0.00	100.00
08055	3	1,079,291	0.50	7.881	660	359,764	85.15	19.17	100.00
94533	6	1,072,784	0.50	7.918	683	178,797	89.33	20.70	28.83
94015	5	1,012,193	0.47	7.687	739	202,439	87.47	13.63	100.00
91344	5	991,328	0.46	8.520	646	198,266	84.65	0.00	100.00
11379	2	984,782	0.45	5.990	620	492,391	80.52	0.00	100.00
93552	12	932,800	0.43	9.141	646	77,733	94.60	24.93	100.00
92708	3	899,530	0.42	7.063	676	299,843	87.02	0.00	100.00
91304	7	882,176	0.41	8.531	653	126,025	95.09	0.00	100.00
Other	2,368	206,293,602	95.25	8.666	651	87,117	89.85	36.54	97.00
Total:	2,432	$216,581,593	100.00%	8.628%	652	$89,055	89.75%	35.23%	96.79%

Distribution by Remaining Months to Maturity

Remaining Months To Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 180	1,968	$126,175,301	58.26%	9.844%	661	$64,113	97.99%	29.89%	97.51%
181 - 240	42	1,753,977	0.81	9.441	653	41,761	77.84	52.54	100.00
241 - 360	422	88,652,315	40.93	6.881	639	210,077	78.26	42.48	95.70
Total:	2,432	$216,581,593	100.00%	8.628%	652	$89,055	89.75%	35.23%	96.79%

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
FIXED 15/30 BLN	1,887	$118,300,225	54.62%	9.991%	662	$62,692	99.36%	29.28%	97.41%
FIXED	464	78,241,492	36.13	7.045	640	168,624	77.85	44.44	95.16
FIXED 30/40 BLN	81	20,039,876	9.25	6.759	639	247,406	79.41	34.40	99.49
Total:	2,432	$216,581,593	100.00%	8.628%	652	$89,055	89.75%	35.23%	96.79%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group I Aggregate Mortgage Loans

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:	$440,055,631
Number of Mortgage Loans:	2,496
Average Scheduled Principal Balance:	$176,304
Weighted Average Gross Coupon:	7.071%
Weighted Average Net Coupon: (2)	6.561%
Weighted Average Current FICO Score:	641
Weighted Average Original LTV Ratio:	74.10%
Weighted Average Combined Original LTV Ratio:	81.23%
Weighted Average Stated Remaining Term (months):	341
Weighted Average Seasoning(months):	1
Weighted Average Months to Roll: (3)	25
Weighted Average Gross Margin: (3)	6.25%
Weighted Average Initial Rate Cap: (3)	3.00%
Weighted Average Periodic Rate Cap: (3)	1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)	13.26%
(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.
(3)	Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
$50,000 & Below	301	$10,369,485	2.36%	10.166%	649	$34,450	97.18%	47.26%	97.20%
$50,001 - $75,000	231	14,469,343	3.29	9.411	652	62,638	94.35	41.72	96.02
$75,001 - $100,000	211	18,432,151	4.19	8.664	643	87,356	89.42	41.79	96.12
$100,001 - $125,000	182	20,303,707	4.61	7.862	639	111,559	85.74	49.83	95.66
$125,001 - $150,000	192	26,460,006	6.01	7.249	635	137,813	80.18	54.22	93.33
$150,001 - $200,000	332	58,561,986	13.31	6.927	636	176,392	79.29	43.02	96.11
$200,001 - $250,000	375	84,366,341	19.17	6.735	640	224,977	79.15	38.37	96.56
$250,001 - $300,000	343	94,564,653	21.49	6.675	639	275,699	79.45	27.84	95.12
$300,001 - $350,000	241	77,938,223	17.71	6.721	645	323,395	80.34	19.94	97.03
$350,001 - $400,000	58	21,148,809	4.81	6.590	636	364,635	79.75	25.36	92.93
$400,001 - $450,000	18	7,635,789	1.74	6.514	669	424,211	74.87	5.42	94.57
$450,001 - $500,000	9	4,165,275	0.95	6.870	675	462,808	86.16	44.96	88.45
$500,001 - $550,000	2	1,071,695	0.24	7.454	595	535,848	89.68	100.00	100.00
$550,001 - $600,000	1	568,168	0.13	7.300	660	568,168	95.00	0.00	100.00
Total:	2,496	$440,055,631	100.00%	7.071%	641	$176,304	81.23%	34.37%	95.74%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group I Aggregate Mortgage Loans

Distribution by Current Rate

Current Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	3	$649,600	0.15%	4.990%	714	$216,533	79.64%	68.02%	58.50%
5.00 - 5.49%	26	6,369,316	1.45	5.315	686	244,974	77.22	36.10	86.70
5.50 - 5.99%	265	62,485,262	14.20	5.820	661	235,793	78.65	44.13	97.28
6.00 - 6.49%	382	89,598,203	20.36	6.270	651	234,550	78.41	38.19	95.75
6.50 - 6.99%	476	106,276,785	24.15	6.749	645	223,271	79.22	26.43	96.01
7.00 - 7.49%	272	54,195,648	12.32	7.245	628	199,249	80.69	30.07	97.09
7.50 - 7.99%	297	58,742,899	13.35	7.732	616	197,788	81.22	31.94	92.52
8.00 - 8.49%	152	17,791,729	4.04	8.207	622	117,051	86.71	46.70	96.41
8.50 - 8.99%	144	15,047,790	3.42	8.738	616	104,499	88.08	53.10	93.50
9.00 - 9.49%	57	4,371,308	0.99	9.212	660	76,690	96.17	35.09	97.21
9.50 - 9.99%	4	490,745	0.11	9.615	534	122,686	75.68	41.39	100.00
10.00 - 10.49%	101	6,012,557	1.37	10.250	638	59,530	98.54	35.85	100.00
10.50 - 10.99%	160	10,364,300	2.36	10.753	648	64,777	99.14	18.00	98.55
11.00 - 11.49%	62	2,936,076	0.67	11.210	635	47,356	97.44	38.78	100.00
11.50 - 11.99%	68	3,277,675	0.74	11.717	632	48,201	99.34	9.99	100.00
12.00% & Above	27	1,445,740	0.33	12.514	616	53,546	98.85	2.63	100.00
Total:	2,496	$440,055,631	100.00%	7.071%	641	$176,304	81.23%	34.37%	95.74%

Distribution by Credit Score

Credit Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
740 & Above	133	$23,578,780	5.36%	6.676%	762	$177,284	82.22%	31.26%	85.13%
720 - 739	121	21,927,786	4.98	6.764	730	181,221	84.01	33.02	91.06
700 - 719	146	27,087,570	6.16	6.766	709	185,531	82.55	30.43	83.99
680 - 699	205	35,613,538	8.09	6.859	689	173,725	81.83	20.86	92.35
660 - 679	294	52,281,114	11.88	7.091	669	177,827	83.26	19.72	95.74
640 - 659	371	67,220,435	15.28	6.993	649	181,187	81.95	27.94	96.97
620 - 639	324	54,057,003	12.28	7.070	630	166,843	81.94	32.24	98.83
600 - 619	355	56,942,430	12.94	7.248	610	160,401	80.68	35.48	99.35
580 - 599	241	37,589,681	8.54	7.167	590	155,974	81.43	57.20	100.00
560 - 579	102	20,488,351	4.66	7.178	570	200,866	76.54	43.56	98.48
540 - 559	94	21,450,794	4.87	7.340	550	228,200	76.91	54.57	97.52
520 - 539	61	12,572,801	2.86	7.519	530	206,111	74.97	52.50	100.00
500 - 519	49	9,245,348	2.10	8.009	510	188,681	76.75	59.66	99.02
Total:	2,496	$440,055,631	100.00%	7.071%	641	$176,304	81.23%	34.37%	95.74%

Distribution by Lien

Lien	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
First	1,843	$400,566,341	91.03%	6.779%	639	$217,345	79.48%	34.56%	95.51%
Second	653	39,489,291	8.97	10.029	661	60,474	99.01	32.44	98.17
Total:	2,496	$440,055,631	100.00%	7.071%	641	$176,304	81.23%	34.37%	95.74%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group I Aggregate Mortgage Loans

Distribution by Combined Original LTV

Combined Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	101	$18,594,121	4.23%	6.908%	596	$184,100	50.73%	32.14%	98.85%
60.01 - 70.00%	113	26,070,974	5.92	6.840	597	230,717	66.41	26.84	93.01
70.01 - 80.00%	1,216	266,770,298	60.62	6.666	652	219,383	79.41	29.04	96.20
80.01 - 85.00%	137	29,956,211	6.81	6.919	605	218,658	84.34	48.40	96.98
85.01 - 90.00%	180	35,248,070	8.01	7.072	631	195,823	89.65	48.45	89.47
90.01 - 95.00%	154	25,895,939	5.88	7.650	628	168,155	94.77	61.02	94.78
95.01 - 100.00%	595	37,520,019	8.53	9.914	661	63,059	99.92	35.78	98.45
Total:	2,496	$440,055,631	100.00%	7.071%	641	$176,304	81.23%	34.37%	95.74%

Distribution by Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	749	$57,831,378	13.14%	9.026%	640	$77,211	83.79%	32.09%	98.38%
60.01 - 70.00%	113	26,070,974	5.92	6.840	597	230,717	66.41	26.84	93.01
70.01 - 80.00%	1,216	266,770,298	60.62	6.666	652	219,383	79.41	29.04	96.20
80.01 - 85.00%	137	29,956,211	6.81	6.919	605	218,658	84.34	48.40	96.98
85.01 - 90.00%	159	34,369,880	7.81	6.987	631	216,163	89.64	49.33	89.29
90.01 - 95.00%	113	23,730,764	5.39	7.406	625	210,007	94.76	65.06	94.76
95.01 - 100.00%	9	1,326,128	0.30	7.485	658	147,348	98.66	100.00	100.00
Total:	2,496	$440,055,631	100.00%	7.071%	641	$176,304	81.23%	34.37%	95.74%

Distribution by Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Stated	1,155	$223,388,723	50.76%	7.173%	653	$193,410	80.03%	0.00%	96.28%
Full	983	151,249,667	34.37	6.976	627	153,865	82.55	100.00	95.89
Limited	358	65,417,241	14.87	6.940	633	182,730	82.30	0.00	93.57
Total:	2,496	$440,055,631	100.00%	7.071%	641	$176,304	81.23%	34.37%	95.74%

Distribution by Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Purchase	1,436	$233,241,671	53.00%	7.196%	661	$162,425	83.38%	28.94%	94.37%
Cashout Refi	989	193,771,379	44.03	6.935	617	195,927	78.85	40.62	97.30
Rate/term Refi	71	13,042,582	2.96	6.843	639	183,698	78.13	38.73	97.31
Total:	2,496	$440,055,631	100.00%	7.071%	641	$176,304	81.23%	34.37%	95.74%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group I Aggregate Mortgage Loans

Distribution by Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	2,394	$421,329,228	95.74%	7.075%	639	$175,994	81.19%	34.42%	100.00%
Second Home	69	11,766,333	2.67	6.933	698	170,527	83.02	33.74	0.00
Investor	33	6,960,070	1.58	7.035	687	210,911	80.74	32.22	0.00
Total:	2,496	$440,055,631	100.00%	7.071%	641	$176,304	81.23%	34.37%	95.74%

Distribution by Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family	1,713	$290,051,456	65.91%	7.081%	636	$169,324	80.73%	34.62%	97.01%
PUD	385	67,065,018	15.24	7.193	650	174,195	82.79	38.21	93.32
Condo	263	43,679,697	9.93	6.986	652	166,082	83.13	35.40	93.41
2 Family	106	29,382,804	6.68	6.809	649	277,196	79.70	18.68	97.17
3-4 Family	29	9,876,657	2.24	7.098	648	340,574	81.55	43.04	81.10
Total:	2,496	$440,055,631	100.00%	7.071%	641	$176,304	81.23%	34.37%	95.74%

Distribution by State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
CA	785	$164,473,484	37.38%	6.933%	645	$209,520	79.99%	27.08%	95.92%
MD	162	30,053,522	6.83	7.095	642	185,516	81.63	43.30	99.58
FL	197	29,759,472	6.76	7.342	641	151,063	82.74	34.40	89.33
NY	122	28,722,562	6.53	6.959	638	235,431	79.37	22.09	99.45
WA	125	20,954,684	4.76	6.956	644	167,637	83.74	35.72	97.68
VA	99	18,998,754	4.32	7.579	643	191,907	82.28	20.30	96.63
IL	103	17,220,627	3.91	7.187	630	167,191	82.41	41.12	98.56
TX	116	15,738,199	3.58	7.207	642	135,674	81.10	43.49	96.78
MA	68	15,004,851	3.41	6.597	642	220,660	79.41	31.14	100.00
AZ	98	14,686,216	3.34	7.253	647	149,859	82.94	46.73	83.41
Other	621	84,443,261	19.19	7.191	634	135,979	82.57	47.74	94.97
Total:	2,496	$440,055,631	100.00%	7.071%	641	$176,304	81.23%	34.37%	95.74%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group I Aggregate Mortgage Loans

Distribution by Zip

Zip	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
93550	21	$3,988,081	0.91%	7.184%	621	$189,909	84.07%	15.62%	100.00%
93552	13	2,745,514	0.62	7.257	626	211,193	85.44	18.92	100.00
22193	13	2,734,002	0.62	7.288	693	210,308	81.02	0.00	100.00
93535	12	2,362,767	0.54	6.442	646	196,897	82.37	36.51	82.28
91706	8	2,076,654	0.47	6.980	624	259,582	85.79	30.58	100.00
92376	8	2,073,389	0.47	6.122	643	259,174	83.67	39.15	100.00
90011	6	2,069,365	0.47	7.146	648	344,894	79.89	74.65	76.75
93551	9	1,947,965	0.44	6.776	662	216,441	82.19	17.12	100.00
92335	9	1,865,599	0.42	6.424	661	207,289	81.40	15.63	100.00
90003	7	1,817,857	0.41	7.078	687	259,694	80.82	0.00	78.04
Other	2,390	416,374,439	94.62	7.080	641	174,215	81.14	34.98	95.81
Total:	2,496	$440,055,631	100.00%	7.071%	641	$176,304	81.23%	34.37%	95.74%

Distribution by Remaining Months to Maturity

Remaining Months To Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 180	660	$41,858,352	9.51%	9.809%	659	$63,422	97.11%	32.43%	98.08%
181 - 240	19	712,441	0.16	10.206	664	37,497	78.18	48.13	100.00
241 - 360	1,817	397,484,838	90.33	6.777	639	218,759	79.57	34.55	95.49
Total:	2,496	$440,055,631	100.00%	7.071%	641	$176,304	81.23%	34.37%	95.74%

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
2 YR ARM BLN	565	$135,367,875	30.76%	6.711%	628	$239,589	79.57%	30.61%	97.13%
2 YR ARM	680	134,039,847	30.46	7.024	628	197,117	79.83	35.01	92.37
2 YR ARM IO	205	50,928,133	11.57	6.334	693	248,430	81.04	37.72	97.28
FIXED	235	38,725,342	8.80	7.044	640	164,789	76.83	44.86	97.01
FIXED 15/30 BLN	625	38,212,888	8.68	10.030	660	61,141	99.26	32.45	98.10
3 YR ARM	47	10,450,268	2.37	6.780	623	222,346	76.84	26.17	90.95
FIXED 30/40 BLN	43	9,208,504	2.09	6.928	631	214,151	79.84	37.02	98.88
3 YR ARM BLN	24	5,699,755	1.30	6.769	626	237,490	79.48	25.58	97.31
5 YR ARM IO	20	5,188,395	1.18	6.237	687	259,420	79.12	25.64	100.00
5 YR ARM BLN	17	4,589,202	1.04	6.420	650	269,953	79.22	40.95	100.00
Other	35	7,645,422	1.74	6.266	666	218,441	80.25	40.36	98.20
Total:	2,496	$440,055,631	100.00%	7.071%	641	$176,304	81.23%	34.37%	95.74%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group I Aggregate Mortgage Loans

Distribution by Initial Periodic Cap

Initial Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
0.51 - 1.00%	6	$1,048,254	0.24%	7.554%	601	$174,709	74.13%	59.02%	100.00%
1.01 - 1.50%	35	5,511,391	1.25	6.989	623	157,468	80.26	42.02	94.12
2.51 - 3.00%	1,533	342,394,463	77.81	6.759	639	223,349	79.83	33.24	95.21
4.51 - 5.00%	19	4,954,790	1.13	6.254	687	260,778	78.38	26.85	100.00
N/A	903	86,146,734	19.58	8.356	648	95,401	87.10	38.52	97.70
Total:	2,496	$440,055,631	100.00%	7.071%	641	$176,304	81.23%	34.37%	95.74%

Distribution by Periodic Cap

Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
0.51 - 1.00%	1,587	$352,603,578	80.13%	6.753%	640	$222,182	79.83%	33.32%	95.25%
1.51 - 2.00%	6	1,305,320	0.30	8.058	562	217,553	72.49	44.70	100.00
N/A	903	86,146,734	19.58	8.356	648	95,401	87.10	38.52	97.70
Total:	2,496	$440,055,631	100.00%	7.071%	641	$176,304	81.23%	34.37%	95.74%

Distribution by Months to Rate Reset

Months To Rate Reset	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 12	1	$109,786	0.02%	8.875%	548	$109,786	80.00%	100.00%	100.00%
13 - 24	1,449	320,226,070	72.77	6.781	639	220,998	79.91	33.56	95.16
25 - 36	89	20,465,858	4.65	6.694	637	229,953	78.69	28.97	94.63
49 & Above	54	13,107,185	2.98	6.268	662	242,726	78.84	34.78	98.95
N/A	903	86,146,734	19.58	8.356	648	95,401	87.10	38.52	97.70
Total:	2,496	$440,055,631	100.00%	7.071%	641	$176,304	81.23%	34.37%	95.74%

Distribution by Life Maximum Rate

Life Maximum Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
11.99% & Below	27	$6,848,553	1.56%	5.280%	689	$253,650	77.94%	38.87%	83.69%
12.00 - 12.49%	240	57,524,542	13.07	5.820	660	239,686	78.96	44.71	97.37
12.50 - 12.99%	341	81,112,584	18.43	6.266	651	237,867	78.57	35.62	95.47
13.00 - 13.49%	404	91,074,754	20.70	6.744	644	225,433	79.74	24.48	95.94
13.50 - 13.99%	231	46,800,905	10.64	7.252	629	202,601	81.20	29.27	96.63
14.00 - 14.49%	237	50,364,213	11.44	7.720	615	212,507	80.95	29.59	92.18
14.50 - 14.99%	62	11,589,633	2.63	8.204	592	186,930	83.06	43.50	96.41
15.00 - 15.49%	46	7,704,206	1.75	8.684	562	167,483	81.08	54.89	89.61
15.50 - 15.99%	2	423,952	0.10	8.735	521	211,976	76.96	100.00	100.00
16.00% & Above	3	465,556	0.11	9.595	525	155,185	74.36	43.63	100.00
N/A	903	86,146,734	19.58	8.356	648	95,401	87.10	38.52	97.70
Total:	2,496	$440,055,631	100.00%	7.071%	641	$176,304	81.23%	34.37%	95.74%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group I Aggregate Mortgage Loans

Distribution by Margin

Margin	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	98	$19,432,249	4.42%	6.974%	635	$198,288	81.28%	38.44%	96.08%
5.00 - 5.49%	125	29,327,729	6.66	6.279	637	234,622	76.49	43.00	97.65
5.50 - 5.99%	269	60,251,919	13.69	6.236	644	223,985	78.16	36.71	97.71
6.00 - 6.49%	437	101,300,794	23.02	6.575	646	231,810	79.00	32.54	94.85
6.50 - 6.99%	312	69,609,223	15.82	6.899	639	223,106	80.14	26.78	94.48
7.00% & Above	352	73,986,985	16.81	7.434	628	210,190	82.86	32.80	93.44
N/A	903	86,146,734	19.58	8.356	648	95,401	87.10	38.52	97.70
Total:	2,496	$440,055,631	100.00%	7.071%	641	$176,304	81.23%	34.37%	95.74%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group I Adjustable Mortgage Loans

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:	$353,908,898
Number of Mortgage Loans:	1,593
Average Scheduled Principal Balance:	$222,165
Weighted Average Gross Coupon:	6.758%
Weighted Average Net Coupon: (2)	6.248%
Weighted Average Current FICO Score:	639
Weighted Average Original LTV Ratio:	79.80%
Weighted Average Combined Original LTV Ratio:	79.80%
Weighted Average Stated Remaining Term (months):	359
Weighted Average Seasoning(months):	1
Weighted Average Months to Roll:	25
Weighted Average Gross Margin:	6.25%
Weighted Average Initial Rate Cap:	3.00%
Weighted Average Periodic Rate Cap:	1.00%
Weighted Average Gross Maximum Lifetime Rate:	13.26%
(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
$50,000 & Below	7	$297,717	0.08%	7.275%	613	$42,531	77.84%	85.23%	100.00%
$50,001 - $75,000	38	2,442,489	0.69	7.494	613	64,276	80.59	76.25	94.23
$75,001 - $100,000	71	6,375,102	1.80	7.214	627	89,790	80.03	65.56	90.03
$100,001 - $125,000	112	12,530,618	3.54	7.157	628	111,881	81.59	56.24	95.56
$125,001 - $150,000	143	19,761,789	5.58	6.924	627	138,194	78.20	56.66	92.35
$150,001 - $200,000	278	49,334,638	13.94	6.878	634	177,463	79.39	40.31	95.76
$200,001 - $250,000	332	74,671,811	21.10	6.716	640	224,915	79.60	39.80	96.11
$250,001 - $300,000	315	86,895,164	24.55	6.660	639	275,858	79.47	26.81	94.69
$300,001 - $350,000	217	70,158,526	19.82	6.706	647	323,311	80.46	18.01	96.70
$350,001 - $400,000	54	19,708,737	5.57	6.554	639	364,977	79.90	23.49	92.41
$400,001 - $450,000	14	5,927,168	1.67	6.540	672	423,369	76.00	6.98	100.00
$450,001 - $500,000	9	4,165,275	1.18	6.870	675	462,808	86.16	44.96	88.45
$500,001 - $550,000	2	1,071,695	0.30	7.454	595	535,848	89.68	100.00	100.00
$550,001 - $600,000	1	568,168	0.16	7.300	660	568,168	95.00	0.00	100.00
Total:	1,593	$353,908,898	100.00%	6.758%	639	$222,165	79.80%	33.36%	95.27%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group I Adjustable Mortgage Loans

Distribution by Current Rate

Current Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	3	$649,600	0.18%	4.990%	714	$216,533	79.64%	68.02%	58.50%
5.00 - 5.49%	24	6,198,953	1.75	5.311	686	258,290	77.76	35.82	86.34
5.50 - 5.99%	240	57,524,542	16.25	5.820	660	239,686	78.96	44.71	97.37
6.00 - 6.49%	341	81,112,584	22.92	6.266	651	237,867	78.57	35.62	95.47
6.50 - 6.99%	404	91,074,754	25.73	6.744	644	225,433	79.74	24.48	95.94
7.00 - 7.49%	231	46,726,431	13.20	7.245	629	202,279	81.28	28.76	96.62
7.50 - 7.99%	238	50,733,289	14.34	7.727	614	213,165	80.77	29.88	92.23
8.00 - 8.49%	62	11,539,868	3.26	8.205	592	186,127	83.37	43.68	96.39
8.50 - 8.99%	46	7,778,987	2.20	8.700	559	169,108	80.96	58.47	89.71
9.00% & Above	4	569,892	0.16	9.527	531	142,473	78.14	53.95	100.00
Total:	1,593	$353,908,898	100.00%	6.758%	639	$222,165	79.80%	33.36%	95.27%

Distribution by Credit Score

Credit Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
740 & Above	77	$18,082,565	5.11%	6.346%	762	$234,839	80.34%	26.17%	84.73%
720 - 739	75	17,583,143	4.97	6.504	730	234,442	81.41	28.24	91.13
700 - 719	91	21,720,748	6.14	6.475	709	238,690	80.79	27.60	80.80
680 - 699	120	28,102,981	7.94	6.543	689	234,192	79.97	18.14	91.73
660 - 679	172	40,758,646	11.52	6.636	669	236,969	81.57	18.74	94.62
640 - 659	235	54,210,824	15.32	6.615	649	230,684	80.32	27.75	96.54
620 - 639	197	42,308,092	11.95	6.696	629	214,762	80.62	30.65	98.50
600 - 619	213	44,873,280	12.68	6.815	610	210,673	79.00	35.07	99.35
580 - 599	144	29,568,314	8.35	6.784	589	205,336	80.14	58.17	100.00
560 - 579	89	18,714,776	5.29	7.103	570	210,278	76.47	41.93	98.34
540 - 559	85	19,262,902	5.44	7.375	550	226,622	78.93	53.37	97.24
520 - 539	55	11,252,651	3.18	7.528	530	204,594	74.69	53.88	100.00
500 - 519	40	7,469,975	2.11	7.985	510	186,749	75.03	60.28	98.78
Total:	1,593	$353,908,898	100.00%	6.758%	639	$222,165	79.80%	33.36%	95.27%

Distribution by Lien

Lien	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
First	1,593	$353,908,898	100.00%	6.758%	639	$222,165	79.80%	33.36%	95.27%
Total:	1,593	$353,908,898	100.00%	6.758%	639	$222,165	79.80%	33.36%	95.27%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group I Adjustable Mortgage Loans

Distribution by Combined Original LTV

Combined Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	62	$12,542,094	3.54%	6.872%	587	$202,292	51.25%	28.71%	98.29%
60.01 - 70.00%	92	21,362,202	6.04	6.848	589	232,198	66.62	27.38	93.78
70.01 - 80.00%	1,101	245,298,912	69.31	6.642	653	222,796	79.45	28.37	95.99
80.01 - 85.00%	108	24,297,500	6.87	6.935	600	224,977	84.39	46.50	96.27
85.01 - 90.00%	123	27,945,041	7.90	6.983	628	227,195	89.62	45.16	88.13
90.01 - 95.00%	99	21,247,443	6.00	7.399	622	214,621	94.80	65.35	94.69
95.01 - 100.00%	8	1,215,706	0.34	7.461	659	151,963	98.53	100.00	100.00
Total:	1,593	$353,908,898	100.00%	6.758%	639	$222,165	79.80%	33.36%	95.27%

Distribution by Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	62	$12,542,094	3.54%	6.872%	587	$202,292	51.25%	28.71%	98.29%
60.01 - 70.00%	92	21,362,202	6.04	6.848	589	232,198	66.62	27.38	93.78
70.01 - 80.00%	1,101	245,298,912	69.31	6.642	653	222,796	79.45	28.37	95.99
80.01 - 85.00%	108	24,297,500	6.87	6.935	600	224,977	84.39	46.50	96.27
85.01 - 90.00%	123	27,945,041	7.90	6.983	628	227,195	89.62	45.16	88.13
90.01 - 95.00%	99	21,247,443	6.00	7.399	622	214,621	94.80	65.35	94.69
95.01 - 100.00%	8	1,215,706	0.34	7.461	659	151,963	98.53	100.00	100.00
Total:	1,593	$353,908,898	100.00%	6.758%	639	$222,165	79.80%	33.36%	95.27%

Distribution by Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Stated	758	$185,113,570	52.31%	6.829%	653	$244,213	78.50%	0.00%	95.89%
Full	616	118,069,583	33.36	6.719	622	191,671	81.37	100.00	95.51
Limited	219	50,725,745	14.33	6.590	632	231,624	80.90	0.00	92.46
Total:	1,593	$353,908,898	100.00%	6.758%	639	$222,165	79.80%	33.36%	95.27%

Distribution by Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Purchase	865	$190,116,476	53.72%	6.746%	661	$219,788	80.89%	27.76%	93.78%
Cashout Refi	684	153,873,070	43.48	6.779	613	224,961	78.53	40.07	96.99
Rate/term Refi	44	9,919,352	2.80	6.660	632	225,440	78.62	36.70	97.26
Total:	1,593	$353,908,898	100.00%	6.758%	639	$222,165	79.80%	33.36%	95.27%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group I Adjustable Mortgage Loans

Distribution by Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	1,514	$337,167,173	95.27%	6.752%	637	$222,700	79.71%	33.44%	100.00%
Second Home	49	10,430,524	2.95	6.794	698	212,868	81.92	30.59	0.00
Investor	30	6,311,201	1.78	7.028	681	210,373	81.51	33.54	0.00
Total:	1,593	$353,908,898	100.00%	6.758%	639	$222,165	79.80%	33.36%	95.27%

Distribution by Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family	1,084	$229,987,790	64.99%	6.766%	635	$212,166	79.33%	33.37%	96.45%
PUD	235	53,678,766	15.17	6.790	646	228,420	80.46	36.14	93.20
Condo	171	36,640,035	10.35	6.710	648	214,269	81.49	37.11	92.79
2 Family	81	25,641,966	7.25	6.575	649	316,567	78.81	20.04	96.75
3-4 Family	22	7,960,341	2.25	7.139	655	361,834	84.37	39.95	81.77
Total:	1,593	$353,908,898	100.00%	6.758%	639	$222,165	79.80%	33.36%	95.27%

Distribution by State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
CA	518	$135,967,923	38.42%	6.583%	642	$262,486	78.18%	26.50%	95.47%
MD	105	24,816,854	7.01	6.771	639	236,351	79.80	43.57	100.00
FL	124	23,739,414	6.71	6.990	639	191,447	81.01	32.59	87.80
NY	78	21,663,397	6.12	6.700	639	277,736	78.94	22.00	99.28
WA	76	16,445,361	4.65	6.608	640	216,386	81.86	33.79	97.25
IL	76	15,285,570	4.32	7.007	630	201,126	81.17	40.00	98.38
VA	60	15,167,146	4.29	7.116	643	252,786	80.40	20.67	95.78
MA	46	11,960,624	3.38	6.403	649	260,014	79.72	25.98	100.00
NV	50	11,936,389	3.37	6.719	647	238,728	80.90	44.63	81.67
AZ	60	11,689,106	3.30	6.874	645	194,818	80.76	46.04	82.36
Other	400	65,237,115	18.43	7.001	631	163,093	81.70	46.13	97.03
Total:	1,593	$353,908,898	100.00%	6.758%	639	$222,165	79.80%	33.36%	95.27%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group I Adjustable Mortgage Loans

Distribution by Zip

Zip	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
93550	12	$3,173,377	0.90%	6.751%	614	$264,448	82.86%	15.70%	100.00%
93552	8	2,244,444	0.63	7.006	621	280,555	84.43	20.65	100.00
93535	10	2,236,435	0.63	6.290	644	223,644	81.37	35.78	81.28
22193	8	2,221,790	0.63	6.861	701	277,724	79.09	0.00	100.00
91706	6	1,906,523	0.54	6.672	624	317,754	84.52	33.30	100.00
90011	5	1,789,458	0.51	7.091	654	357,892	81.73	70.68	73.11
93551	6	1,697,605	0.48	6.454	661	282,934	79.74	19.65	100.00
92376	6	1,688,721	0.48	5.975	645	281,453	81.81	48.07	100.00
90003	5	1,666,241	0.47	6.835	687	333,248	79.30	0.00	76.04
92335	6	1,594,745	0.45	6.324	645	265,791	80.32	18.29	100.00
Other	1,521	333,689,560	94.29	6.765	639	219,388	79.69	33.86	95.37
Total:	1,593	$353,908,898	100.00%	6.758%	639	$222,165	79.80%	33.36%	95.27%

Distribution by Remaining Months to Maturity

Remaining Months To Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
241 - 360	1,593	$353,908,898	100.00%	6.758%	639	$222,165	79.80%	33.36%	95.27%
Total:	1,593	$353,908,898	100.00%	6.758%	639	$222,165	79.80%	33.36%	95.27%

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
2 YR ARM BLN	565	$135,367,875	38.25%	6.711%	628	$239,589	79.57%	30.61%	97.13%
2 YR ARM	680	134,039,847	37.87	7.024	628	197,117	79.83	35.01	92.37
2 YR ARM IO	205	50,928,133	14.39	6.334	693	248,430	81.04	37.72	97.28
3 YR ARM	47	10,450,268	2.95	6.780	623	222,346	76.84	26.17	90.95
3 YR ARM BLN	24	5,699,755	1.61	6.769	626	237,490	79.48	25.58	97.31
5 YR ARM IO	20	5,188,395	1.47	6.237	687	259,420	79.12	25.64	100.00
5 YR ARM BLN	17	4,589,202	1.30	6.420	650	269,953	79.22	40.95	100.00
3 YR ARM IO	18	4,315,835	1.22	6.388	685	239,769	82.09	40.23	100.00
5 YR ARM	17	3,329,587	0.94	6.107	641	195,858	77.87	40.53	95.87
Total:	1,593	$353,908,898	100.00%	6.758%	639	$222,165	79.80%	33.36%	95.27%

Distribution by Initial Periodic Cap

Initial Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
0.51 - 1.00%	6	$1,048,254	0.30%	7.554%	601	$174,709	74.13%	59.02%	100.00%
1.01 - 1.50%	35	5,511,391	1.56	6.989	623	157,468	80.26	42.02	94.12
2.51 - 3.00%	1,533	342,394,463	96.75	6.759	639	223,349	79.83	33.24	95.21
4.51 - 5.00%	19	4,954,790	1.40	6.254	687	260,778	78.38	26.85	100.00
Total:	1,593	$353,908,898	100.00%	6.758%	639	$222,165	79.80%	33.36%	95.27%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group I Adjustable Mortgage Loans

Distribution by Periodic Cap

Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
0.51 - 1.00%	1,587	$352,603,578	99.63%	6.753%	640	$222,182	79.83%	33.32%	95.25%
1.51 - 2.00%	6	1,305,320	0.37	8.058	562	217,553	72.49	44.70	100.00
Total:	1,593	$353,908,898	100.00%	6.758%	639	$222,165	79.80%	33.36%	95.27%

Distribution by Months to Rate Reset

Months To Rate Reset	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 12	1	$109,786	0.03%	8.875%	548	$109,786	80.00%	100.00%	100.00%
13 - 24	1,449	320,226,070	90.48	6.781	639	220,998	79.91	33.56	95.16
25 - 36	89	20,465,858	5.78	6.694	637	229,953	78.69	28.97	94.63
49 & Above	54	13,107,185	3.70	6.268	662	242,726	78.84	34.78	98.95
Total:	1,593	$353,908,898	100.00%	6.758%	639	$222,165	79.80%	33.36%	95.27%

Distribution by Life Maximum Rate

Life Maximum Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
11.99% & Below	27	$6,848,553	1.94%	5.280%	689	$253,650	77.94%	38.87%	83.69%
12.00 - 12.49%	240	57,524,542	16.25	5.820	660	239,686	78.96	44.71	97.37
12.50 - 12.99%	341	81,112,584	22.92	6.266	651	237,867	78.57	35.62	95.47
13.00 - 13.49%	404	91,074,754	25.73	6.744	644	225,433	79.74	24.48	95.94
13.50 - 13.99%	231	46,800,905	13.22	7.252	629	202,601	81.20	29.27	96.63
14.00 - 14.49%	237	50,364,213	14.23	7.720	615	212,507	80.95	29.59	92.18
14.50 - 14.99%	62	11,589,633	3.27	8.204	592	186,930	83.06	43.50	96.41
15.00 - 15.49%	46	7,704,206	2.18	8.684	562	167,483	81.08	54.89	89.61
15.50 - 15.99%	2	423,952	0.12	8.735	521	211,976	76.96	100.00	100.00
16.00% & Above	3	465,556	0.13	9.595	525	155,185	74.36	43.63	100.00
Total:	1,593	$353,908,898	100.00%	6.758%	639	$222,165	79.80%	33.36%	95.27%

Distribution by Margin

Margin	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	98	$19,432,249	5.49%	6.974%	635	$198,288	81.28%	38.44%	96.08%
5.00 - 5.49%	125	29,327,729	8.29	6.279	637	234,622	76.49	43.00	97.65
5.50 - 5.99%	269	60,251,919	17.02	6.236	644	223,985	78.16	36.71	97.71
6.00 - 6.49%	437	101,300,794	28.62	6.575	646	231,810	79.00	32.54	94.85
6.50 - 6.99%	312	69,609,223	19.67	6.899	639	223,106	80.14	26.78	94.48
7.00% & Above	352	73,986,985	20.91	7.434	628	210,190	82.86	32.80	93.44
Total:	1,593	$353,908,898	100.00%	6.758%	639	$222,165	79.80%	33.36%	95.27%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group I Fixed Mortgage Loans

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:	$86,146,734
Number of Mortgage Loans:	903
Average Scheduled Principal Balance:	$95,401
Weighted Average Gross Coupon:	8.356%
Weighted Average Net Coupon: (2)	7.846%
Weighted Average Current FICO Score:	648
Weighted Average Original LTV Ratio:	50.68%
Weighted Average Combined Original LTV Ratio:	87.10%
Weighted Average Stated Remaining Term (months):	270
Weighted Average Seasoning(months):	1
(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
$50,000 & Below	294	$10,071,767	11.69%	10.251%	650	$34,258	97.75%	46.14%	97.12%
$50,001 - $75,000	193	12,026,853	13.96	9.800	660	62,315	97.15	34.71	96.39
$75,001 - $100,000	140	12,057,049	14.00	9.430	651	86,122	94.39	29.23	99.34
$100,001 - $125,000	70	7,773,089	9.02	8.999	658	111,044	92.44	39.48	95.82
$125,001 - $150,000	49	6,698,217	7.78	8.209	657	136,698	86.02	47.01	96.22
$150,001 - $200,000	54	9,227,348	10.71	7.192	649	170,877	78.74	57.47	97.96
$200,001 - $250,000	43	9,694,529	11.25	6.880	640	225,454	75.68	27.32	100.00
$250,001 - $300,000	28	7,669,490	8.90	6.845	644	273,910	79.28	39.43	100.00
$300,001 - $350,000	24	7,779,698	9.03	6.857	630	324,154	79.26	37.35	100.00
$350,001 - $400,000	4	1,440,072	1.67	7.086	589	360,018	77.66	50.98	100.00
$400,001 - $450,000	4	1,708,622	1.98	6.425	656	427,155	70.98	0.00	75.73
Total:	903	$86,146,734	100.00%	8.356%	648	$95,401	87.10%	38.52%	97.70%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group I Fixed Mortgage Loans

Distribution by Current Rate

Current Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
5.00 - 5.49%	2	$170,362	0.20%	5.471%	703	$85,181	57.75%	46.36%	100.00%
5.50 - 5.99%	25	4,960,720	5.76	5.827	673	198,429	75.03	37.42	96.21
6.00 - 6.49%	41	8,485,619	9.85	6.301	648	206,966	76.90	62.73	98.50
6.50 - 6.99%	72	15,202,030	17.65	6.778	649	211,139	76.11	38.09	96.44
7.00 - 7.49%	41	7,469,217	8.67	7.242	621	182,176	76.98	38.28	100.00
7.50 - 7.99%	59	8,009,610	9.30	7.766	626	135,756	84.05	45.04	94.30
8.00 - 8.49%	90	6,251,862	7.26	8.212	678	69,465	92.86	52.26	96.45
8.50 - 8.99%	98	7,268,803	8.44	8.779	677	74,171	95.71	47.36	97.55
9.00 - 9.49%	56	4,266,972	4.95	9.211	662	76,196	96.20	33.50	97.14
9.50 - 9.99%	1	25,189	0.03	9.990	690	25,189	100.00	0.00	100.00
10.00 - 10.49%	101	6,012,557	6.98	10.250	638	59,530	98.54	35.85	100.00
10.50 - 10.99%	160	10,364,300	12.03	10.753	648	64,777	99.14	18.00	98.55
11.00 - 11.49%	62	2,936,076	3.41	11.210	635	47,356	97.44	38.78	100.00
11.50 - 11.99%	68	3,277,675	3.80	11.717	632	48,201	99.34	9.99	100.00
12.00% & Above	27	1,445,740	1.68	12.514	616	53,546	98.85	2.63	100.00
Total:	903	$86,146,734	100.00%	8.356%	648	$95,401	87.10%	38.52%	97.70%

Distribution by Credit Score

Credit Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
740 & Above	56	$5,496,214	6.38%	7.762%	760	$98,147	88.40%	48.02%	86.43%
720 - 739	46	4,344,643	5.04	7.819	730	94,449	94.54	52.38	90.79
700 - 719	55	5,366,822	6.23	7.943	710	97,579	89.69	41.90	96.91
680 - 699	85	7,510,557	8.72	8.042	688	88,359	88.78	31.07	94.67
660 - 679	122	11,522,468	13.38	8.701	670	94,446	89.25	23.18	99.70
640 - 659	136	13,009,611	15.10	8.570	650	95,659	88.74	28.69	98.77
620 - 639	127	11,748,911	13.64	8.420	631	92,511	86.66	37.97	100.00
600 - 619	142	12,069,150	14.01	8.860	610	84,994	86.91	36.99	99.34
580 - 599	97	8,021,367	9.31	8.582	590	82,695	86.19	53.62	100.00
560 - 579	13	1,773,575	2.06	7.968	571	136,429	77.28	60.75	100.00
540 - 559	9	2,187,892	2.54	7.030	554	243,099	59.08	65.13	100.00
520 - 539	6	1,320,150	1.53	7.444	530	220,025	77.29	40.70	100.00
500 - 519	9	1,775,373	2.06	8.106	511	197,264	83.96	57.04	100.00
Total:	903	$86,146,734	100.00%	8.356%	648	$95,401	87.10%	38.52%	97.70%

Distribution by Lien

Lien	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
First	250	$46,657,443	54.16%	6.940%	638	$186,630	77.02%	43.66%	97.30%
Second	653	39,489,291	45.84	10.029	661	60,474	99.01	32.44	98.17
Total:	903	$86,146,734	100.00%	8.356%	648	$95,401	87.10%	38.52%	97.70%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group I Fixed Mortgage Loans

Distribution by Combined Original LTV

Combined Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	39	$6,052,027	7.03%	6.983%	616	$155,180	49.64%	39.24%	100.00%
60.01 - 70.00%	21	4,708,772	5.47	6.804	636	224,227	65.46	24.42	89.51
70.01 - 80.00%	115	21,471,386	24.92	6.932	645	186,708	78.92	36.65	98.65
80.01 - 85.00%	29	5,658,711	6.57	6.853	624	195,128	84.12	56.54	100.00
85.01 - 90.00%	57	7,303,029	8.48	7.410	643	128,123	89.76	61.05	94.61
90.01 - 95.00%	55	4,648,496	5.40	8.797	656	84,518	94.60	41.24	95.20
95.01 - 100.00%	587	36,304,313	42.14	9.996	661	61,847	99.96	33.63	98.39
Total:	903	$86,146,734	100.00%	8.356%	648	$95,401	87.10%	38.52%	97.70%

Distribution by Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	687	$45,289,283	52.57%	9.622%	655	$65,923	92.80%	33.03%	98.40%
60.01 - 70.00%	21	4,708,772	5.47	6.804	636	224,227	65.46	24.42	89.51
70.01 - 80.00%	115	21,471,386	24.92	6.932	645	186,708	78.92	36.65	98.65
80.01 - 85.00%	29	5,658,711	6.57	6.853	624	195,128	84.12	56.54	100.00
85.01 - 90.00%	36	6,424,839	7.46	7.005	642	178,468	89.73	67.50	94.37
90.01 - 95.00%	14	2,483,321	2.88	7.462	657	177,380	94.39	62.58	95.41
95.01 - 100.00%	1	110,422	0.13	7.750	653	110,422	100.00	100.00	100.00
Total:	903	$86,146,734	100.00%	8.356%	648	$95,401	87.10%	38.52%	97.70%

Distribution by Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Stated	397	$38,275,153	44.43%	8.838%	657	$96,411	87.40%	0.00%	98.16%
Full	367	33,180,085	38.52	7.891	644	90,409	86.75	100.00	97.27
Limited	139	14,691,496	17.05	8.149	637	105,694	87.13	0.00	97.44
Total:	903	$86,146,734	100.00%	8.356%	648	$95,401	87.10%	38.52%	97.70%

Distribution by Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Purchase	571	$43,125,194	50.06%	9.179%	663	$75,526	94.36%	34.12%	96.98%
Cashout Refi	305	39,898,309	46.31	7.539	631	130,814	80.08	42.74	98.49
Rate/term Refi	27	3,123,230	3.63	7.426	662	115,675	76.59	45.17	97.45
Total:	903	$86,146,734	100.00%	8.356%	648	$95,401	87.10%	38.52%	97.70%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group I Fixed Mortgage Loans

Distribution by Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	880	$84,162,055	97.70%	8.371%	647	$95,639	87.14%	38.35%	100.00%
Second Home	20	1,335,810	1.55	8.026	704	66,790	91.59	58.37	0.00
Investor	3	648,869	0.75	7.104	744	216,290	73.29	19.40	0.00
Total:	903	$86,146,734	100.00%	8.356%	648	$95,401	87.10%	38.52%	97.70%

Distribution by Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family	629	$60,063,666	69.72%	8.289%	642	$95,491	86.07%	39.41%	99.17%
PUD	150	13,386,251	15.54	8.811	667	89,242	92.14	46.49	93.78
Condo	92	7,039,662	8.17	8.420	675	76,518	91.68	26.49	96.63
2 Family	25	3,740,838	4.34	8.414	651	149,634	85.82	9.35	100.00
3-4 Family	7	1,916,316	2.22	6.929	618	273,759	69.84	55.89	78.36
Total:	903	$86,146,734	100.00%	8.356%	648	$95,401	87.10%	38.52%	97.70%

Distribution by State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
CA	267	$28,505,561	33.09%	8.601%	658	$106,762	88.63%	29.84%	98.09%
NY	44	7,059,165	8.19	7.756	636	160,436	80.69	22.34	100.00
FL	73	6,020,058	6.99	8.732	649	82,467	89.57	41.51	95.37
MD	57	5,236,668	6.08	8.626	654	91,871	90.30	42.03	97.60
TX	36	4,703,400	5.46	7.281	650	130,650	81.09	42.66	94.99
WA	49	4,509,323	5.23	8.229	659	92,027	90.60	42.78	99.26
VA	39	3,831,608	4.45	9.411	644	98,246	89.69	18.84	100.00
MA	22	3,044,227	3.53	7.360	616	138,374	78.20	51.41	100.00
AZ	38	2,997,110	3.48	8.729	655	78,871	91.45	49.40	87.52
NJ	17	2,947,214	3.42	7.599	627	173,366	76.97	32.15	100.00
Other	261	17,292,400	20.07	8.315	641	66,254	88.07	56.37	97.73
Total:	903	$86,146,734	100.00%	8.356%	648	$95,401	87.10%	38.52%	97.70%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group I Fixed Mortgage Loans

Distribution by Zip

Zip	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
93550	9	$814,704	0.95%	8.872%	650	$90,523	88.77%	15.29%	100.00%
11558	3	584,913	0.68	8.200	596	194,971	72.76	60.18	100.00
22193	5	512,212	0.59	9.141	658	102,442	89.40	0.00	100.00
93552	5	501,070	0.58	8.379	652	100,214	89.95	11.17	100.00
76248	2	498,067	0.58	7.771	548	249,034	80.00	29.53	100.00
95127	2	480,829	0.56	7.417	659	240,414	72.11	0.00	100.00
91406	4	474,329	0.55	9.632	662	118,582	100.00	19.43	100.00
98166	2	459,713	0.53	7.179	637	229,856	80.00	0.00	100.00
11379	1	449,551	0.52	5.990	624	449,551	69.23	0.00	100.00
95838	3	447,673	0.52	7.801	644	149,224	86.07	12.95	100.00
Other	867	80,923,672	93.94	8.371	649	93,338	87.36	39.98	97.55
Total:	903	$86,146,734	100.00%	8.356%	648	$95,401	87.10%	38.52%	97.70%

Distribution by Remaining Months to Maturity

Remaining Months To Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 180	660	$41,858,352	48.59%	9.809%	659	$63,422	97.11%	32.43%	98.08%
181 - 240	19	712,441	0.83	10.206	664	37,497	78.18	48.13	100.00
241 - 360	224	43,575,941	50.58	6.930	638	194,535	77.63	44.21	97.29
Total:	903	$86,146,734	100.00%	8.356%	648	$95,401	87.10%	38.52%	97.70%

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
FIXED	235	$38,725,342	44.95%	7.044%	640	$164,789	76.83%	44.86%	97.01%
FIXED 15/30 BLN	625	38,212,888	44.36	10.030	660	61,141	99.26	32.45	98.10
FIXED 30/40 BLN	43	9,208,504	10.69	6.928	631	214,151	79.84	37.02	98.88
Total:	903	$86,146,734	100.00%	8.356%	648	$95,401	87.10%	38.52%	97.70%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group II Aggregate Mortgage Loans

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:	$686,966,984
Number of Mortgage Loans:	3,363
Average Scheduled Principal Balance:	$204,272
Weighted Average Gross Coupon:	7.151%
Weighted Average Net Coupon: (2)	6.641%
Weighted Average Current FICO Score:	640
Weighted Average Original LTV Ratio:	73.58%
Weighted Average Combined Original LTV Ratio:	83.05%
Weighted Average Stated Remaining Term (months):	336
Weighted Average Seasoning(months):	1
Weighted Average Months to Roll: (3)	25
Weighted Average Gross Margin: (3)	6.40%
Weighted Average Initial Rate Cap: (3)	3.00%
Weighted Average Periodic Rate Cap: (3)	1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)	13.26%
(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.
(3)	Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
$50,000 & Below	593	$19,431,698	2.83%	9.812%	649	$32,768	96.03%	51.19%	94.53%
$50,001 - $75,000	477	29,468,887	4.29	9.413	648	61,780	93.87	42.87	95.04
$75,001 - $100,000	333	29,033,932	4.23	9.174	648	87,189	92.94	32.49	96.49
$100,001 - $125,000	242	27,247,134	3.97	8.384	633	112,591	88.16	41.37	96.96
$125,001 - $150,000	177	24,344,535	3.54	8.023	627	137,540	86.02	49.93	97.87
$150,001 - $200,000	259	45,139,523	6.57	7.271	633	174,284	81.17	44.20	94.82
$200,001 - $250,000	187	42,066,936	6.12	6.911	632	224,957	79.28	42.91	94.77
$250,001 - $300,000	153	42,190,024	6.14	6.834	626	275,752	81.07	46.94	94.77
$300,001 - $350,000	115	37,468,076	5.45	6.798	639	325,809	81.54	30.97	96.55
$350,001 - $400,000	258	97,694,626	14.22	6.594	647	378,661	81.02	28.97	96.08
$400,001 - $450,000	182	77,170,977	11.23	6.724	635	424,016	81.82	30.23	97.80
$450,001 - $500,000	128	60,704,928	8.84	6.488	653	474,257	80.72	24.29	96.87
$500,001 - $550,000	96	50,097,267	7.29	6.688	642	521,847	80.96	28.10	96.85
$550,001 - $600,000	71	40,999,202	5.97	6.720	641	577,454	81.11	25.25	97.20
$600,001 - $650,000	34	21,201,440	3.09	6.558	643	623,572	81.30	23.58	97.00
$650,001 - $700,000	25	16,968,560	2.47	6.730	662	678,742	83.97	27.93	100.00
$700,001 & Above	33	25,739,241	3.75	6.664	637	779,977	81.37	12.30	100.00
Total:	3,363	$686,966,984	100.00%	7.151%	640	$204,272	83.05%	33.27%	96.55%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group II Aggregate Mortgage Loans

Distribution by Current Rate

Current Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
5.00 - 5.49%	32	$12,434,391	1.81%	5.288%	679	$388,575	77.73%	32.07%	95.39%
5.50 - 5.99%	275	100,010,770	14.56	5.836	663	363,676	79.62	41.98	98.13
6.00 - 6.49%	317	113,689,274	16.55	6.272	649	358,641	80.44	34.35	98.50
6.50 - 6.99%	707	207,431,919	30.20	6.750	640	293,397	80.57	26.47	96.10
7.00 - 7.49%	233	63,075,303	9.18	7.253	624	270,709	81.21	32.42	93.52
7.50 - 7.99%	263	68,453,477	9.96	7.721	613	260,279	82.32	35.46	95.58
8.00 - 8.49%	152	20,729,242	3.02	8.233	628	136,377	88.98	46.93	94.42
8.50 - 8.99%	177	21,899,710	3.19	8.701	605	123,727	87.98	52.52	94.83
9.00 - 9.49%	60	6,650,201	0.97	9.234	593	110,837	89.78	41.86	98.19
9.50 - 9.99%	665	42,205,782	6.14	9.786	660	63,467	98.39	28.24	97.01
10.00 - 10.49%	62	3,994,713	0.58	10.214	622	64,431	94.08	41.85	98.24
10.50 - 10.99%	349	22,687,791	3.30	10.758	639	65,008	99.22	23.45	97.64
11.00 - 11.49%	33	1,675,655	0.24	11.278	628	50,777	98.26	43.98	95.23
11.50 - 11.99%	27	1,441,794	0.21	11.794	629	53,400	98.07	1.04	100.00
12.00% & Above	11	586,963	0.09	12.568	613	53,360	93.75	41.16	100.00
Total:	3,363	$686,966,984	100.00%	7.151%	640	$204,272	83.05%	33.27%	96.55%

Distribution by Credit Score

Credit Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
740 & Above	168	$30,966,110	4.51%	6.872%	763	$184,322	83.80%	27.42%	91.32%
720 - 739	136	28,504,467	4.15	6.952	730	209,592	84.78	17.51	93.71
700 - 719	209	44,108,864	6.42	6.882	709	211,047	84.16	27.69	96.50
680 - 699	278	59,164,949	8.61	7.039	688	212,824	83.58	16.09	93.19
660 - 679	409	88,876,107	12.94	7.005	669	217,301	83.80	22.43	94.61
640 - 659	488	96,214,386	14.01	7.158	649	197,161	84.75	22.88	95.45
620 - 639	437	86,384,545	12.57	7.145	629	197,676	83.41	34.03	96.91
600 - 619	518	101,996,989	14.85	7.229	609	196,905	83.68	36.54	98.86
580 - 599	337	61,881,947	9.01	7.172	589	183,626	82.14	62.91	99.16
560 - 579	153	37,236,799	5.42	7.390	571	243,378	80.56	50.91	99.84
540 - 559	84	21,736,554	3.16	7.409	551	258,769	77.60	48.93	99.69
520 - 539	63	12,358,550	1.80	7.539	530	196,167	77.34	50.12	100.00
500 - 519	83	17,536,718	2.55	8.123	509	211,286	75.07	57.23	100.00
Total:	3,363	$686,966,984	100.00%	7.151%	640	$204,272	83.05%	33.27%	96.55%

Distribution by Lien

Lien	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
First	2,061	$605,257,424	88.11%	6.769%	637	$293,672	80.86%	33.96%	96.47%
Second	1,302	81,709,560	11.89	9.980	663	62,757	99.27	28.15	97.14
Total:	3,363	$686,966,984	100.00%	7.151%	640	$204,272	83.05%	33.27%	96.55%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group II Aggregate Mortgage Loans

Distribution by Combined Original LTV

Combined Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	84	$14,423,130	2.10%	6.917%	598	$171,704	48.75%	30.09%	96.78%
60.01 - 70.00%	126	34,272,792	4.99	6.793	598	272,006	66.83	30.08	94.19
70.01 - 80.00%	1,267	381,647,044	55.56	6.645	647	301,221	79.32	28.51	97.93
80.01 - 85.00%	160	48,108,360	7.00	6.706	618	300,677	84.35	45.03	89.47
85.01 - 90.00%	275	81,651,285	11.89	7.004	632	296,914	89.65	39.66	95.33
90.01 - 95.00%	272	51,164,474	7.45	7.753	630	188,105	94.66	56.63	95.61
95.01 - 100.00%	1,179	75,699,899	11.02	9.940	664	64,207	99.97	29.19	97.07
Total:	3,363	$686,966,984	100.00%	7.151%	640	$204,272	83.05%	33.27%	96.55%

Distribution by Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	1,379	$95,897,079	13.96%	9.519%	653	$69,541	91.84%	28.26%	97.08%
60.01 - 70.00%	126	34,272,792	4.99	6.793	598	272,006	66.83	30.08	94.19
70.01 - 80.00%	1,267	381,647,044	55.56	6.645	647	301,221	79.32	28.51	97.93
80.01 - 85.00%	160	48,108,360	7.00	6.706	618	300,677	84.35	45.03	89.47
85.01 - 90.00%	244	80,127,756	11.66	6.944	632	328,392	89.65	40.16	95.28
90.01 - 95.00%	181	46,140,048	6.72	7.485	628	254,917	94.64	60.67	95.33
95.01 - 100.00%	6	773,906	0.11	7.931	656	128,984	100.00	66.79	100.00
Total:	3,363	$686,966,984	100.00%	7.151%	640	$204,272	83.05%	33.27%	96.55%

Distribution by Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Stated	1,462	$320,057,160	46.59%	7.308%	656	$218,917	82.29%	0.00%	96.95%
Full	1,354	228,571,863	33.27	7.111	622	168,812	84.05	100.00	96.74
Limited	547	138,337,962	20.14	6.852	635	252,903	83.18	0.00	95.30
Total:	3,363	$686,966,984	100.00%	7.151%	640	$204,272	83.05%	33.27%	96.55%

Distribution by Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Purchase	1,968	$348,862,014	50.78%	7.349%	658	$177,267	84.90%	28.58%	95.95%
Cashout Refi	1,306	319,650,051	46.53	6.950	622	244,755	81.10	37.93	97.10
Rate/term Refi	89	18,454,920	2.69	6.900	635	207,359	81.84	41.46	98.30
Total:	3,363	$686,966,984	100.00%	7.151%	640	$204,272	83.05%	33.27%	96.55%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group II Aggregate Mortgage Loans

Distribution by Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	3,229	$663,255,472	96.55%	7.146%	639	$205,406	83.04%	33.34%	100.00%
Second Home	82	12,043,278	1.75	7.389	692	146,869	83.12	15.99	0.00
Investor	52	11,668,235	1.70	7.190	661	224,389	83.88	47.42	0.00
Total:	3,363	$686,966,984	100.00%	7.151%	640	$204,272	83.05%	33.27%	96.55%

Distribution by Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family	2,454	$497,176,997	72.37%	7.141%	638	$202,599	82.78%	33.52%	96.90%
PUD	466	96,978,054	14.12	7.169	646	208,107	83.35	36.32	97.19
Condo	276	52,226,310	7.60	7.130	655	189,226	84.15	30.68	92.86
2 Family	140	29,804,817	4.34	7.333	647	212,892	84.42	24.56	96.84
3-4 Family	27	10,780,806	1.57	7.030	644	399,289	83.97	31.16	91.77
Total:	3,363	$686,966,984	100.00%	7.151%	640	$204,272	83.05%	33.27%	96.55%

Distribution by State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
CA	1,330	$376,283,991	54.77%	6.951%	646	$282,920	82.43%	27.72%	97.28%
NY	158	38,129,698	5.55	7.211	632	241,327	83.03	35.42	99.48
NJ	122	30,107,658	4.38	7.209	641	246,784	82.88	32.64	95.86
FL	198	28,567,594	4.16	7.457	630	144,281	83.38	43.34	90.62
MD	142	27,198,174	3.96	7.384	629	191,536	83.75	40.70	98.89
VA	120	25,653,865	3.73	7.303	642	213,782	81.91	25.37	99.12
MA	110	21,946,612	3.19	7.070	641	199,515	82.77	30.80	97.32
AZ	119	20,258,489	2.95	7.412	630	170,239	83.88	46.77	92.98
WA	110	17,966,817	2.62	7.073	647	163,335	84.24	32.96	93.83
TX	223	15,854,522	2.31	8.144	616	71,097	86.68	50.38	92.96
Other	731	84,999,565	12.37	7.554	632	116,278	84.85	48.05	94.58
Total:	3,363	$686,966,984	100.00%	7.151%	640	$204,272	83.05%	33.27%	96.55%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group II Aggregate Mortgage Loans

Distribution by Zip

Zip	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
94015	10	$3,831,193	0.56%	6.667%	692	$383,119	83.74%	3.60%	100.00%
91406	10	3,441,871	0.50	6.836	655	344,187	81.79	26.40	100.00
91344	8	3,094,788	0.45	7.466	640	386,848	79.36	0.00	100.00
91351	10	2,973,759	0.43	6.844	658	297,376	82.40	23.42	100.00
92336	9	2,898,246	0.42	6.616	660	322,027	86.99	0.00	100.00
91304	9	2,872,377	0.42	6.969	647	319,153	82.83	0.00	100.00
94513	7	2,786,495	0.41	6.716	644	398,071	82.99	65.56	100.00
91381	6	2,684,992	0.39	7.384	640	447,499	76.35	45.82	81.74
92630	7	2,512,318	0.37	6.763	690	358,903	83.49	16.07	100.00
91605	6	2,359,798	0.34	6.696	618	393,300	83.84	39.25	100.00
Other	3,281	657,511,148	95.71	7.162	640	200,400	83.08	33.83	96.47
Total:	3,363	$686,966,984	100.00%	7.151%	640	$204,272	83.05%	33.27%	96.55%

Distribution by Remaining Months to Maturity

Remaining Months To Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 180	1,308	$84,316,949	12.27%	9.861%	662	$64,462	98.42%	28.64%	97.23%
181 - 240	23	1,041,536	0.15	8.919	645	45,284	77.60	55.55	100.00
241 - 360	2,032	601,608,500	87.57	6.768	637	296,067	80.91	33.88	96.45
Total:	3,363	$686,966,984	100.00%	7.151%	640	$204,272	83.05%	33.27%	96.55%

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
2 YR ARM BLN	604	$213,796,765	31.12%	6.785%	630	$353,968	81.16%	25.61%	97.86%
2 YR ARM	676	153,950,553	22.41	7.153	618	227,738	80.53	38.20	92.55
2 YR ARM IO	386	135,788,857	19.77	6.388	664	351,785	81.70	38.39	99.50
FIXED 15/30 BLN	1,262	80,087,337	11.66	9.973	663	63,461	99.41	27.76	97.08
FIXED	229	39,516,150	5.75	7.046	640	172,560	78.86	44.04	93.35
5 YR ARM IO	34	11,293,250	1.64	6.084	665	332,154	83.28	44.74	99.52
FIXED 30/40 BLN	38	10,831,372	1.58	6.615	646	285,036	79.05	32.17	100.00
3 YR ARM IO	36	10,609,084	1.54	6.207	682	294,697	80.48	35.44	95.18
5 YR ARM BLN	22	8,410,457	1.22	6.525	652	382,294	78.16	21.60	100.00
3 YR ARM	32	7,452,006	1.08	6.886	632	232,875	81.98	27.54	95.24
Other	44	15,231,153	2.22	6.798	641	346,163	79.71	46.55	92.77
Total:	3,363	$686,966,984	100.00%	7.151%	640	$204,272	83.05%	33.27%	96.55%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group II Aggregate Mortgage Loans

Distribution by Initial Periodic Cap

Initial Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
0.51 - 1.00%	26	$4,832,856	0.70%	7.196%	628	$185,879	82.71%	69.50%	100.00%
1.01 - 1.50%	33	7,386,386	1.08	6.906	637	223,830	82.54	42.27	100.00
1.51 - 2.00%	2	336,930	0.05	9.215	588	168,465	95.00	100.00	100.00
2.51 - 3.00%	1,743	533,850,814	77.71	6.768	637	306,283	81.00	32.60	96.50
3.01 - 3.50%	2	807,514	0.12	6.702	717	403,757	79.99	13.35	100.00
4.51 - 5.00%	28	9,317,625	1.36	6.025	669	332,772	82.83	48.03	99.42
N/A	1,529	130,434,859	18.99	8.807	654	85,307	91.49	33.06	96.19
Total:	3,363	$686,966,984	100.00%	7.151%	640	$204,272	83.05%	33.27%	96.55%

Distribution by Periodic Cap

Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
0.51 - 1.00%	1,828	$555,284,644	80.83%	6.761%	637	$303,766	81.08%	33.25%	96.62%
1.51 - 2.00%	6	1,247,481	0.18	7.317	628	207,914	77.91	66.77	100.00
N/A	1,529	130,434,859	18.99	8.807	654	85,307	91.49	33.06	96.19
Total:	3,363	$686,966,984	100.00%	7.151%	640	$204,272	83.05%	33.27%	96.55%

Distribution by Months to Rate Reset

Months To Rate Reset	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 12	2	$432,430	0.06%	7.546%	582	$216,215	71.60%	30.74%	100.00%
13 - 24	1,666	503,536,175	73.30	6.791	635	302,243	81.11	32.90	96.68
25 - 36	86	25,216,638	3.67	6.625	651	293,217	80.19	32.28	96.57
49 & Above	80	27,346,882	3.98	6.362	660	341,836	81.31	42.04	95.77
N/A	1,529	130,434,859	18.99	8.807	654	85,307	91.49	33.06	96.19
Total:	3,363	$686,966,984	100.00%	7.151%	640	$204,272	83.05%	33.27%	96.55%

Distribution by Life Maximum Rate

Life Maximum Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
11.99% & Below	31	$11,873,364	1.73%	5.303%	672	$383,012	77.72%	32.65%	95.17%
12.00 - 12.49%	249	90,547,453	13.18	5.835	663	363,644	79.62	42.01	98.19
12.50 - 12.99%	295	107,183,023	15.60	6.273	648	363,332	80.52	33.95	98.41
13.00 - 13.49%	623	187,999,550	27.37	6.749	640	301,765	80.97	24.88	96.00
13.50 - 13.99%	211	59,048,014	8.60	7.249	623	279,848	81.34	33.02	94.61
14.00 - 14.49%	229	63,226,697	9.20	7.711	613	276,099	82.43	34.89	96.28
14.50 - 14.99%	74	15,936,128	2.32	8.233	605	215,353	86.69	43.53	94.91
15.00 - 15.49%	81	14,591,769	2.12	8.658	573	180,145	83.85	56.16	93.72
15.50 - 15.99%	25	3,657,784	0.53	9.292	549	146,311	85.63	44.96	98.73
16.00% & Above	16	2,468,343	0.36	9.739	526	154,271	82.69	82.51	100.00
N/A	1,529	130,434,859	18.99	8.807	654	85,307	91.49	33.06	96.19
Total:	3,363	$686,966,984	100.00%	7.151%	640	$204,272	83.05%	33.27%	96.55%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group II Aggregate Mortgage Loans

Distribution by Margin

Margin	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	73	$16,956,704	2.47%	6.502%	659	$232,284	80.38%	36.35%	97.51%
5.00 - 5.49%	116	41,222,442	6.00	6.067	652	355,366	78.86	42.27	96.99
5.50 - 5.99%	296	102,013,767	14.85	6.269	642	344,641	79.74	36.41	99.32
6.00 - 6.49%	448	145,247,507	21.14	6.572	643	324,213	80.09	31.30	96.75
6.50 - 6.99%	401	122,849,457	17.88	6.868	641	306,358	81.19	24.90	94.43
7.00% & Above	500	128,242,249	18.67	7.529	616	256,484	83.95	37.94	96.24
N/A	1,529	130,434,859	18.99	8.807	654	85,307	91.49	33.06	96.19
Total:	3,363	$686,966,984	100.00%	7.151%	640	$204,272	83.05%	33.27%	96.55%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group II Adjustable Rate Mortgage Loans

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:	$556,532,125
Number of Mortgage Loans:	1,834
Average Scheduled Principal Balance:	$303,453
Weighted Average Gross Coupon:	6.763%
Weighted Average Net Coupon: (2)	6.253%
Weighted Average Current FICO Score:	637
Weighted Average Original LTV Ratio:	81.07%
Weighted Average Combined Original LTV Ratio:	81.07%
Weighted Average Stated Remaining Term (months):	359
Weighted Average Seasoning(months):	1
Weighted Average Months to Roll:	25
Weighted Average Gross Margin:	6.40%
Weighted Average Initial Rate Cap:	3.00%
Weighted Average Periodic Rate Cap:	1.00%
Weighted Average Gross Maximum Lifetime Rate:	13.26%
(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
$50,000 & Below	27	$1,217,138	0.22%	7.826%	616	$45,079	78.93%	65.73%	85.89%
$50,001 - $75,000	88	5,388,574	0.97	7.775	593	61,234	79.02	78.24	90.25
$75,001 - $100,000	92	8,085,231	1.45	7.315	611	87,883	79.60	58.30	94.82
$100,001 - $125,000	114	12,889,941	2.32	7.238	611	113,070	80.48	55.13	94.39
$125,001 - $150,000	117	16,140,652	2.90	7.315	610	137,954	81.47	62.59	97.57
$150,001 - $200,000	199	34,839,075	6.26	6.983	632	175,071	79.92	47.41	94.32
$200,001 - $250,000	170	38,152,814	6.86	6.873	630	224,428	79.77	44.29	95.44
$250,001 - $300,000	145	39,959,906	7.18	6.816	626	275,586	81.10	47.48	94.48
$300,001 - $350,000	109	35,459,853	6.37	6.810	638	325,320	81.80	30.86	97.32
$350,001 - $400,000	245	92,819,967	16.68	6.584	646	378,857	80.84	28.11	97.12
$400,001 - $450,000	173	73,327,068	13.18	6.719	635	423,856	81.92	30.65	97.68
$450,001 - $500,000	117	55,432,598	9.96	6.510	651	473,783	80.92	24.89	96.58
$500,001 - $550,000	89	46,466,503	8.35	6.735	641	522,096	81.13	26.96	96.60
$550,001 - $600,000	62	35,800,277	6.43	6.767	641	577,424	80.99	24.17	96.79
$600,001 - $650,000	32	19,947,728	3.58	6.571	641	623,366	81.40	22.02	96.81
$650,001 - $700,000	23	15,610,473	2.80	6.699	662	678,716	84.31	26.13	100.00
$700,001 & Above	32	24,994,328	4.49	6.672	637	781,073	81.11	12.67	100.00
Total:	1,834	$556,532,125	100.00%	6.763%	637	$303,453	81.07%	33.32%	96.63%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group II Adjustable Rate Mortgage Loans

Distribution by Current Rate

Current Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
5.00 - 5.49%	30	$11,469,614	2.06%	5.291%	674	$382,320	77.46%	30.28%	95.00%
5.50 - 5.99%	250	90,951,203	16.34	5.834	662	363,805	79.64	42.27	98.19
6.00 - 6.49%	294	106,878,023	19.20	6.271	648	363,531	80.50	34.05	98.40
6.50 - 6.99%	626	188,830,984	33.93	6.749	640	301,647	80.97	24.93	96.02
7.00 - 7.49%	210	58,931,255	10.59	7.253	622	280,625	81.30	33.28	94.60
7.50 - 7.99%	229	63,002,021	11.32	7.715	614	275,118	82.49	34.37	96.27
8.00 - 8.49%	73	15,751,128	2.83	8.237	604	215,769	86.72	44.04	94.85
8.50 - 8.99%	82	14,654,700	2.63	8.659	573	178,716	83.83	56.35	93.75
9.00% & Above	40	6,063,197	1.09	9.478	539	151,580	84.50	59.67	99.24
Total:	1,834	$556,532,125	100.00%	6.763%	637	$303,453	81.07%	33.32%	96.63%

Distribution by Credit Score

Credit Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
740 & Above	75	$22,908,316	4.12%	6.415%	764	$305,444	80.97%	28.58%	91.70%
720 - 739	61	22,400,100	4.02	6.427	730	367,215	81.27	18.29	93.78
700 - 719	94	34,091,739	6.13	6.374	709	362,678	81.41	28.14	97.48
680 - 699	121	43,043,271	7.73	6.520	688	355,730	80.85	13.43	93.59
660 - 679	197	69,276,935	12.45	6.518	669	351,660	81.37	22.62	94.53
640 - 659	229	76,665,564	13.78	6.633	649	334,784	82.29	21.61	95.19
620 - 639	229	68,912,453	12.38	6.696	629	300,928	81.54	33.48	96.13
600 - 619	297	84,523,421	15.19	6.812	609	284,591	81.82	35.31	98.66
580 - 599	217	54,838,061	9.85	6.883	589	252,710	81.10	61.81	99.22
560 - 579	118	33,173,967	5.96	7.325	571	281,135	80.43	49.39	99.82
540 - 559	70	19,722,038	3.54	7.350	551	281,743	78.02	46.24	99.66
520 - 539	51	10,378,105	1.86	7.546	530	203,492	77.55	53.30	100.00
500 - 519	75	16,598,157	2.98	8.060	509	221,309	75.26	56.33	100.00
Total:	1,834	$556,532,125	100.00%	6.763%	637	$303,453	81.07%	33.32%	96.63%

Distribution by Lien

Lien	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
First	1,834	$556,532,125	100.00%	6.763%	637	$303,453	81.07%	33.32%	96.63%
Total:	1,834	$556,532,125	100.00%	6.763%	637	$303,453	81.07%	33.32%	96.63%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group II Adjustable Rate Mortgage Loans

Distribution by Combined Original LTV

Combined Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	52	$11,097,587	1.99%	6.806%	591	$213,415	49.59%	26.13%	95.81%
60.01 - 70.00%	96	27,830,618	5.00	6.819	589	289,902	67.03	29.80	92.84
70.01 - 80.00%	1,168	359,120,500	64.53	6.638	647	307,466	79.37	28.14	97.93
80.01 - 85.00%	139	42,764,454	7.68	6.673	614	307,658	84.40	45.23	92.13
85.01 - 90.00%	217	73,347,431	13.18	6.959	632	338,007	89.65	38.26	95.26
90.01 - 95.00%	157	41,682,476	7.49	7.516	625	265,493	94.72	60.82	95.13
95.01 - 100.00%	5	689,059	0.12	7.879	653	137,812	100.00	62.70	100.00
Total:	1,834	$556,532,125	100.00%	6.763%	637	$303,453	81.07%	33.32%	96.63%

Distribution by Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	52	$11,097,587	1.99%	6.806%	591	$213,415	49.59%	26.13%	95.81%
60.01 - 70.00%	96	27,830,618	5.00	6.819	589	289,902	67.03	29.80	92.84
70.01 - 80.00%	1,168	359,120,500	64.53	6.638	647	307,466	79.37	28.14	97.93
80.01 - 85.00%	139	42,764,454	7.68	6.673	614	307,658	84.40	45.23	92.13
85.01 - 90.00%	217	73,347,431	13.18	6.959	632	338,007	89.65	38.26	95.26
90.01 - 95.00%	157	41,682,476	7.49	7.516	625	265,493	94.72	60.82	95.13
95.01 - 100.00%	5	689,059	0.12	7.879	653	137,812	100.00	62.70	100.00
Total:	1,834	$556,532,125	100.00%	6.763%	637	$303,453	81.07%	33.32%	96.63%

Distribution by Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Stated	746	$256,258,427	46.05%	6.842%	653	$343,510	79.69%	0.00%	97.07%
Full	757	185,451,470	33.32	6.798	619	244,982	82.55	100.00	96.65
Limited	331	114,822,228	20.63	6.530	633	346,895	81.77	0.00	95.64
Total:	1,834	$556,532,125	100.00%	6.763%	637	$303,453	81.07%	33.32%	96.63%

Distribution by Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Purchase	887	$272,209,349	48.91%	6.737%	656	$306,888	81.40%	28.35%	96.20%
Cashout Refi	897	269,562,230	48.44	6.790	619	300,515	80.72	37.86	96.91
Rate/term Refi	50	14,760,547	2.65	6.733	628	295,211	81.39	42.08	99.47
Total:	1,834	$556,532,125	100.00%	6.763%	637	$303,453	81.07%	33.32%	96.63%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group II Adjustable Rate Mortgage Loans

Distribution by Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	1,756	$537,784,381	96.63%	6.755%	636	$306,255	81.07%	33.33%	100.00%
Investor	40	9,455,475	1.70	7.157	656	236,387	83.54	50.73	0.00
Second Home	38	9,292,270	1.67	6.790	688	244,533	78.96	15.33	0.00
Total:	1,834	$556,532,125	100.00%	6.763%	637	$303,453	81.07%	33.32%	96.63%

Distribution by Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family	1,349	$402,851,608	72.39%	6.762%	634	$298,630	80.97%	33.70%	96.83%
PUD	253	80,424,430	14.45	6.768	644	317,883	81.09	35.43	97.55
Condo	148	43,604,742	7.84	6.680	653	294,627	81.73	29.70	93.16
2 Family	64	21,347,812	3.84	6.782	642	333,560	80.89	29.01	97.73
3-4 Family	20	8,303,534	1.49	7.142	641	415,177	82.81	24.54	93.40
Total:	1,834	$556,532,125	100.00%	6.763%	637	$303,453	81.07%	33.32%	96.63%

Distribution by State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
CA	801	$319,634,353	57.43%	6.595%	643	$399,044	80.60%	28.25%	97.22%
NY	77	27,944,034	5.02	6.798	623	362,910	80.53	39.46	99.86
NJ	67	22,895,598	4.11	6.944	635	341,725	81.33	34.54	94.56
MD	83	22,667,731	4.07	7.007	627	273,105	82.12	42.46	98.67
FL	116	22,417,368	4.03	7.097	629	193,253	81.94	43.41	91.92
VA	68	20,658,105	3.71	6.932	639	303,796	79.97	24.40	99.14
MA	53	16,873,508	3.03	6.552	639	318,368	79.72	26.38	96.51
AZ	72	16,833,904	3.02	7.174	630	233,804	83.43	47.42	94.76
WA	52	13,604,258	2.44	6.571	645	261,620	81.31	29.81	97.19
IL	56	11,144,482	2.00	6.942	640	199,009	82.22	44.41	100.00
Other	389	61,858,785	11.12	7.234	622	159,020	82.82	49.09	92.85
Total:	1,834	$556,532,125	100.00%	6.763%	637	$303,453	81.07%	33.32%	96.63%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group II Adjustable Rate Mortgage Loans

Distribution by Zip

Zip	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
91406	7	$3,133,057	0.56%	6.516%	656	$447,580	80.00%	25.56%	100.00%
94015	5	2,819,000	0.51	6.301	676	563,800	82.39	0.00	100.00
91351	6	2,600,595	0.47	6.375	657	433,433	79.88	18.60	100.00
94513	5	2,531,206	0.45	6.360	642	506,241	81.27	62.08	100.00
91381	4	2,389,911	0.43	6.953	641	597,478	73.43	45.28	79.48
91304	5	2,389,801	0.43	6.399	644	477,960	79.36	0.00	100.00
91344	5	2,324,379	0.42	7.341	640	464,876	79.06	0.00	100.00
91605	5	2,268,437	0.41	6.563	618	453,687	83.19	36.81	100.00
91402	6	2,167,401	0.39	6.820	641	361,233	82.26	35.18	100.00
92630	4	2,164,477	0.39	6.267	690	541,119	80.93	18.65	100.00
Other	1,782	531,743,862	95.55	6.771	637	298,397	81.12	33.76	96.57
Total:	1,834	$556,532,125	100.00%	6.763%	637	$303,453	81.07%	33.32%	96.63%

Distribution by Remaining Months to Maturity

Remaining Months To Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
241 - 360	1,834	$556,532,125	100.00%	6.763%	637	$303,453	81.07%	33.32%	96.63%
Total:	1,834	$556,532,125	100.00%	6.763%	637	$303,453	81.07%	33.32%	96.63%

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
2 YR ARM BLN	604	$213,796,765	38.42%	6.785%	630	$353,968	81.16%	25.61%	97.86%
2 YR ARM	676	153,950,553	27.66	7.153	618	227,738	80.53	38.20	92.55
2 YR ARM IO	386	135,788,857	24.40	6.388	664	351,785	81.70	38.39	99.50
5 YR ARM IO	34	11,293,250	2.03	6.084	665	332,154	83.28	44.74	99.52
3 YR ARM IO	36	10,609,084	1.91	6.207	682	294,697	80.48	35.44	95.18
5 YR ARM BLN	22	8,410,457	1.51	6.525	652	382,294	78.16	21.60	100.00
3 YR ARM	32	7,452,006	1.34	6.886	632	232,875	81.98	27.54	95.24
5 YR ARM	23	7,449,874	1.34	6.573	661	323,908	81.91	62.14	85.21
3 YR ARM BLN	19	7,348,849	1.32	6.983	625	386,782	77.95	31.68	100.00
6 MO ARM	2	432,430	0.08	7.546	582	216,215	71.60	30.74	100.00
Total:	1,834	$556,532,125	100.00%	6.763%	637	$303,453	81.07%	33.32%	96.63%

Distribution by Initial Periodic Cap

Initial Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
0.51 - 1.00%	26	$4,832,856	0.87%	7.196%	628	$185,879	82.71%	69.50%	100.00%
1.01 - 1.50%	33	7,386,386	1.33	6.906	637	223,830	82.54	42.27	100.00
1.51 - 2.00%	2	336,930	0.06	9.215	588	168,465	95.00	100.00	100.00
2.51 - 3.00%	1,743	533,850,814	95.92	6.768	637	306,283	81.00	32.60	96.50
3.01 - 3.50%	2	807,514	0.15	6.702	717	403,757	79.99	13.35	100.00
4.51 - 5.00%	28	9,317,625	1.67	6.025	669	332,772	82.83	48.03	99.42
Total:	1,834	$556,532,125	100.00%	6.763%	637	$303,453	81.07%	33.32%	96.63%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group II Adjustable Rate Mortgage Loans

Distribution by Periodic Cap

Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
0.51 - 1.00%	1,828	$555,284,644	99.78%	6.761%	637	$303,766	81.08%	33.25%	96.62%
1.51 - 2.00%	6	1,247,481	0.22	7.317	628	207,914	77.91	66.77	100.00
Total:	1,834	$556,532,125	100.00%	6.763%	637	$303,453	81.07%	33.32%	96.63%

Distribution by Months to Rate Reset

Months To Rate Reset	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 12	2	$432,430	0.08%	7.546%	582	$216,215	71.60%	30.74%	100.00%
13 - 24	1,666	503,536,175	90.48	6.791	635	302,243	81.11	32.90	96.68
25 - 36	86	25,216,638	4.53	6.625	651	293,217	80.19	32.28	96.57
49 & Above	80	27,346,882	4.91	6.362	660	341,836	81.31	42.04	95.77
Total:	1,834	$556,532,125	100.00%	6.763%	637	$303,453	81.07%	33.32%	96.63%

Distribution by Life Maximum Rate

Life Maximum Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
11.99% & Below	31	$11,873,364	2.13%	5.303%	672	$383,012	77.72%	32.65%	95.17%
12.00 - 12.49%	249	90,547,453	16.27	5.835	663	363,644	79.62	42.01	98.19
12.50 - 12.99%	295	107,183,023	19.26	6.273	648	363,332	80.52	33.95	98.41
13.00 - 13.49%	623	187,999,550	33.78	6.749	640	301,765	80.97	24.88	96.00
13.50 - 13.99%	211	59,048,014	10.61	7.249	623	279,848	81.34	33.02	94.61
14.00 - 14.49%	229	63,226,697	11.36	7.711	613	276,099	82.43	34.89	96.28
14.50 - 14.99%	74	15,936,128	2.86	8.233	605	215,353	86.69	43.53	94.91
15.00 - 15.49%	81	14,591,769	2.62	8.658	573	180,145	83.85	56.16	93.72
15.50 - 15.99%	25	3,657,784	0.66	9.292	549	146,311	85.63	44.96	98.73
16.00% & Above	16	2,468,343	0.44	9.739	526	154,271	82.69	82.51	100.00
Total:	1,834	$556,532,125	100.00%	6.763%	637	$303,453	81.07%	33.32%	96.63%

Distribution by Margin

Margin	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	73	$16,956,704	3.05%	6.502%	659	$232,284	80.38%	36.35%	97.51%
5.00 - 5.49%	116	41,222,442	7.41	6.067	652	355,366	78.86	42.27	96.99
5.50 - 5.99%	296	102,013,767	18.33	6.269	642	344,641	79.74	36.41	99.32
6.00 - 6.49%	448	145,247,507	26.10	6.572	643	324,213	80.09	31.30	96.75
6.50 - 6.99%	401	122,849,457	22.07	6.868	641	306,358	81.19	24.90	94.43
7.00% & Above	500	128,242,249	23.04	7.529	616	256,484	83.95	37.94	96.24
Total:	1,834	$556,532,125	100.00%	6.763%	637	$303,453	81.07%	33.32%	96.63%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group II Fixed Rate Mortgage Loans

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:	$130,434,859
Number of Mortgage Loans:	1,529
Average Scheduled Principal Balance:	$85,307
Weighted Average Gross Coupon:	8.807%
Weighted Average Net Coupon: (2)	8.297%
Weighted Average Current FICO Score:	654
Weighted Average Original LTV Ratio:	41.61%
Weighted Average Combined Original LTV Ratio:	91.49%
Weighted Average Stated Remaining Term (months):	241
Weighted Average Seasoning(months):	1
(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
$50,000 & Below	566	$18,214,560	13.96%	9.945%	652	$32,181	97.17%	50.22%	95.11%
$50,001 - $75,000	389	24,080,313	18.46	9.779	660	61,903	97.19	34.96	96.12
$75,001 - $100,000	241	20,948,702	16.06	9.891	663	86,924	98.09	22.53	97.13
$100,001 - $125,000	128	14,357,194	11.01	9.413	652	112,166	95.05	29.02	99.26
$125,001 - $150,000	60	8,203,883	6.29	9.416	659	136,731	94.97	25.02	98.47
$150,001 - $200,000	60	10,300,448	7.90	8.244	638	171,674	85.40	33.37	96.53
$200,001 - $250,000	17	3,914,122	3.00	7.283	648	230,242	74.43	29.54	88.24
$250,001 - $300,000	8	2,230,118	1.71	7.148	617	278,765	80.60	37.23	100.00
$300,001 - $350,000	6	2,008,223	1.54	6.589	659	334,704	76.97	32.82	83.10
$350,001 - $400,000	13	4,874,659	3.74	6.775	662	374,974	84.34	45.44	76.41
$400,001 - $450,000	9	3,843,909	2.95	6.832	638	427,101	79.87	22.12	100.00
$450,001 - $500,000	11	5,272,330	4.04	6.255	673	479,303	78.61	18.02	100.00
$500,001 - $550,000	7	3,630,763	2.78	6.081	654	518,680	78.73	42.70	100.00
$550,001 - $600,000	9	5,198,925	3.99	6.397	642	577,658	81.91	32.68	100.00
$600,001 - $650,000	2	1,253,713	0.96	6.347	675	626,856	79.67	48.41	100.00
$650,001 - $700,000	2	1,358,087	1.04	7.080	659	679,043	80.00	48.62	100.00
$700,001 & Above	1	744,913	0.57	6.400	613	744,913	89.94	0.00	100.00
Total:	1,529	$130,434,859	100.00%	8.807%	654	$85,307	91.49%	33.06%	96.19%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group II Fixed Rate Mortgage Loans

Distribution by Current Rate

Current Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
5.00 - 5.49%	2	$964,777	0.74%	5.250%	741	$482,388	80.93%	53.26%	100.00%
5.50 - 5.99%	25	9,059,567	6.95	5.856	666	362,383	79.42	39.09	97.52
6.00 - 6.49%	23	6,811,251	5.22	6.276	669	296,141	79.48	39.12	100.00
6.50 - 6.99%	81	18,600,935	14.26	6.755	636	229,641	76.53	42.12	96.91
7.00 - 7.49%	23	4,144,048	3.18	7.260	654	180,176	79.97	20.28	78.17
7.50 - 7.99%	34	5,451,455	4.18	7.788	606	160,337	80.29	48.04	87.64
8.00 - 8.49%	79	4,978,113	3.82	8.221	703	63,014	96.14	56.07	93.06
8.50 - 8.99%	95	7,245,010	5.55	8.786	671	76,263	96.38	44.77	97.01
9.00 - 9.49%	36	3,055,348	2.34	9.158	645	84,871	94.54	39.35	97.58
9.50 - 9.99%	651	40,157,634	30.79	9.793	667	61,686	99.20	25.66	96.85
10.00 - 10.49%	61	3,670,443	2.81	10.228	632	60,171	94.89	36.71	98.08
10.50 - 10.99%	348	22,591,866	17.32	10.759	640	64,919	99.31	23.13	97.63
11.00 - 11.49%	33	1,675,655	1.28	11.278	628	50,777	98.26	43.98	95.23
11.50 - 11.99%	27	1,441,794	1.11	11.794	629	53,400	98.07	1.04	100.00
12.00% & Above	11	586,963	0.45	12.568	613	53,360	93.75	41.16	100.00
Total:	1,529	$130,434,859	100.00%	8.807%	654	$85,307	91.49%	33.06%	96.19%

Distribution by Credit Score

Credit Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
740 & Above	93	$8,057,794	6.18%	8.170%	763	$86,643	91.84%	24.12%	90.25%
720 - 739	75	6,104,366	4.68	8.880	729	81,392	97.66	14.64	93.42
700 - 719	115	10,017,126	7.68	8.610	709	87,105	93.52	26.15	93.16
680 - 699	157	16,121,679	12.36	8.423	690	102,686	90.87	23.20	92.13
660 - 679	212	19,599,172	15.03	8.723	669	92,449	92.40	21.76	94.87
640 - 659	259	19,548,822	14.99	9.216	650	75,478	94.39	27.84	96.47
620 - 639	208	17,472,092	13.40	8.918	628	84,000	90.80	36.19	100.00
600 - 619	221	17,473,568	13.40	9.248	609	79,066	92.69	42.47	99.80
580 - 599	120	7,043,886	5.40	9.424	589	58,699	90.25	71.45	98.69
560 - 579	35	4,062,832	3.11	7.920	571	116,081	81.62	63.27	100.00
540 - 559	14	2,014,516	1.54	7.978	552	143,894	73.50	75.22	100.00
520 - 539	12	1,980,445	1.52	7.502	528	165,037	76.27	33.48	100.00
500 - 519	8	938,562	0.72	9.229	509	117,320	71.87	73.19	100.00
Total:	1,529	$130,434,859	100.00%	8.807%	654	$85,307	91.49%	33.06%	96.19%

Distribution by Lien

Lien	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
First	227	$48,725,299	37.36%	6.841%	641	$214,649	78.46%	41.30%	94.61%
Second	1,302	81,709,560	62.64	9.980	663	62,757	99.27	28.15	97.14
Total:	1,529	$130,434,859	100.00%	8.807%	654	$85,307	91.49%	33.06%	96.19%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group II Fixed Rate Mortgage Loans

Distribution by Combined Original LTV

Combined Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	32	$3,325,543	2.55%	7.290%	622	$103,923	45.93%	43.33%	100.00%
60.01 - 70.00%	30	6,442,174	4.94	6.684	635	214,739	65.96	31.30	100.00
70.01 - 80.00%	99	22,526,544	17.27	6.763	645	227,541	78.51	34.35	97.79
80.01 - 85.00%	21	5,343,905	4.10	6.968	647	254,472	83.98	43.47	68.24
85.01 - 90.00%	58	8,303,854	6.37	7.403	634	143,170	89.70	52.02	95.98
90.01 - 95.00%	115	9,481,998	7.27	8.793	648	82,452	94.42	38.16	97.71
95.01 - 100.00%	1,174	75,010,841	57.51	9.959	664	63,893	99.97	28.88	97.04
Total:	1,529	$130,434,859	100.00%	8.807%	654	$85,307	91.49%	33.06%	96.19%

Distribution by Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	1,327	$84,799,492	65.01%	9.874%	661	$63,903	97.37%	28.54%	97.25%
60.01 - 70.00%	30	6,442,174	4.94	6.684	635	214,739	65.96	31.30	100.00
70.01 - 80.00%	99	22,526,544	17.27	6.763	645	227,541	78.51	34.35	97.79
80.01 - 85.00%	21	5,343,905	4.10	6.968	647	254,472	83.98	43.47	68.24
85.01 - 90.00%	27	6,780,325	5.20	6.788	630	251,123	89.71	60.70	95.46
90.01 - 95.00%	24	4,457,572	3.42	7.191	651	185,732	93.87	59.20	97.18
95.01 - 100.00%	1	84,847	0.07	8.350	678	84,847	100.00	100.00	100.00
Total:	1,529	$130,434,859	100.00%	8.807%	654	$85,307	91.49%	33.06%	96.19%

Distribution by Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Stated	716	$63,798,733	48.91%	9.182%	671	$89,104	92.70%	0.00%	96.51%
Full	597	43,120,393	33.06	8.460	636	72,228	90.48	100.00	97.13
Limited	216	23,515,733	18.03	8.427	645	108,869	90.08	0.00	93.64
Total:	1,529	$130,434,859	100.00%	8.807%	654	$85,307	91.49%	33.06%	96.19%

Distribution by Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Purchase	1,081	$76,652,665	58.77%	9.521%	664	$70,909	97.34%	29.38%	95.04%
Cashout Refi	409	50,087,821	38.40	7.806	639	122,464	83.13	38.26	98.16
Rate/term Refi	39	3,694,373	2.83	7.566	662	94,728	83.65	39.02	93.62
Total:	1,529	$130,434,859	100.00%	8.807%	654	$85,307	91.49%	33.06%	96.19%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group II Fixed Rate Mortgage Loans

Distribution by Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	1,473	$125,471,090	96.19%	8.820%	653	$85,181	91.48%	33.38%	100.00%
Second Home	44	2,751,008	2.11	9.412	705	62,523	97.17	18.23	0.00
Investor	12	2,212,760	1.70	7.331	685	184,397	85.31	33.29	0.00
Total:	1,529	$130,434,859	100.00%	8.807%	654	$85,307	91.49%	33.06%	96.19%

Distribution by Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family	1,105	$94,325,388	72.32%	8.762%	653	$85,362	90.48%	32.74%	97.18%
PUD	213	16,553,624	12.69	9.118	656	77,717	94.32	40.61	95.43
Condo	128	8,621,569	6.61	9.408	662	67,356	96.40	35.63	91.31
2 Family	76	8,457,005	6.48	8.724	660	111,276	93.34	13.30	94.57
3-4 Family	7	2,477,273	1.90	6.654	653	353,896	87.85	53.34	86.30
Total:	1,529	$130,434,859	100.00%	8.807%	654	$85,307	91.49%	33.06%	96.19%

Distribution by State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
CA	529	$56,649,638	43.43%	8.960%	665	$107,088	92.74%	24.69%	97.65%
NY	81	10,185,664	7.81	8.342	657	125,749	89.90	24.32	98.46
NJ	55	7,212,060	5.53	8.050	658	131,128	87.82	26.59	100.00
FL	82	6,150,226	4.72	8.770	632	75,003	88.62	43.09	85.90
TX	141	6,015,060	4.61	9.110	626	42,660	93.22	54.48	95.59
MA	57	5,073,104	3.89	8.793	650	89,002	92.90	45.48	100.00
VA	52	4,995,760	3.83	8.840	655	96,072	89.94	29.38	99.04
MD	59	4,530,442	3.47	9.274	636	76,787	91.90	31.91	100.00
WA	58	4,362,558	3.34	8.637	655	75,217	93.37	42.78	83.36
AZ	47	3,424,585	2.63	8.586	633	72,864	86.05	43.57	84.27
Other	368	21,835,761	16.74	8.771	647	59,336	90.97	46.87	95.27
Total:	1,529	$130,434,859	100.00%	8.807%	654	$85,307	91.49%	33.06%	96.19%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group II Fixed Rate Mortgage Loans

Distribution by Zip

Zip	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
94015	5	$1,012,193	0.78%	7.687%	739	$202,439	87.47%	13.63%	100.00%
94533	5	1,001,032	0.77	7.912	676	200,206	88.56	15.01	23.73
92336	4	894,995	0.69	7.040	697	223,749	96.19	0.00	100.00
08055	2	872,436	0.67	7.900	694	436,218	84.00	0.00	100.00
91344	3	770,409	0.59	7.845	640	256,803	80.25	0.00	100.00
11224	1	744,913	0.57	6.400	613	744,913	89.94	0.00	100.00
92708	2	734,616	0.56	6.572	661	367,308	84.11	0.00	100.00
20194	2	733,813	0.56	7.186	623	366,907	82.01	89.97	100.00
94553	3	711,732	0.55	6.635	711	237,244	86.82	72.19	100.00
11413	2	688,407	0.53	6.768	628	344,203	84.37	100.00	100.00
Other	1,500	122,270,314	93.74	8.911	653	81,514	91.82	33.51	96.56
Total:	1,529	$130,434,859	100.00%	8.807%	654	$85,307	91.49%	33.06%	96.19%

Distribution by Remaining Months to Maturity

Remaining Months To Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 180	1,308	$84,316,949	64.64%	9.861%	662	$64,462	98.42%	28.64%	97.23%
181 - 240	23	1,041,536	0.80	8.919	645	45,284	77.60	55.55	100.00
241 - 360	198	45,076,375	34.56	6.833	640	227,658	78.86	40.81	94.17
Total:	1,529	$130,434,859	100.00%	8.807%	654	$85,307	91.49%	33.06%	96.19%

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
FIXED 15/30 BLN	1,262	$80,087,337	61.40%	9.973%	663	$63,461	99.41%	27.76%	97.08%
FIXED	229	39,516,150	30.30	7.046	640	172,560	78.86	44.04	93.35
FIXED 30/40 BLN	38	10,831,372	8.30	6.615	646	285,036	79.05	32.17	100.00
Total:	1,529	$130,434,859	100.00%	8.807%	654	$85,307	91.49%	33.06%	96.19%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.